Dear Fellow Shareholders:

Investment Results - Semi Annual Fiscal Period Ended April 1998

The GLOBALT Growth Fund (the "Fund") ended the first half of its third fiscal year with a 20.16% total return for the period. The Fund has returned 90.67% (net of fees) since inception December 1, 1995, surpassing an 88.73% gain for the Russell 1000 Growth Index while slightly lagging a 92.38% gain for the S&P 500 Index during the same time period. shapeType75fFlipH0fFlipV0fLockAspectRatio0pib[GRAPHIC OMITTED]


Investment results since inception have been as follows:

---------------------------------------------- --------------------- --------------------- ---------------------
Periods Ending 4/30/98                               GLOBALT               S&P 500             Russell 1000
Comparative Investment Returns (a) (b)             Growth Fund            Index (c)          Growth Index (c)
---------------------------------------------- --------------------- --------------------- ---------------------
---------------------------------------------- --------------------- --------------------- ---------------------
Last Quarter                                          15.29%                13.84%                13.35%
---------------------------------------------- --------------------- --------------------- ---------------------
---------------------------------------------- --------------------- --------------------- ---------------------
Last 6 Months                                         20.16%                22.50%                23.05%
---------------------------------------------- --------------------- --------------------- ---------------------
---------------------------------------------- --------------------- --------------------- ---------------------
Average Annual 1 Year Return                          40.74%                41.07%                42.13%
---------------------------------------------- --------------------- --------------------- ---------------------
---------------------------------------------- --------------------- --------------------- ---------------------
Average Annual Return Since Inception (d)             30.65%                31.09%                30.06%
---------------------------------------------- --------------------- --------------------- ---------------------
---------------------------------------------- --------------------- --------------------- ---------------------
Total Return Since Inception (d)                      90.67%                92.38%                88.73%
---------------------------------------------- --------------------- --------------------- ---------------------


         (a)       Past performance is not predictive of future performance.
         (b) The GLOBALT Growth Fund's historical results are net of all expenses, versus the gross market benchmarks (the S&P 500 Index and the Russell 1000 Growth Index). Investors are reminded that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.
         (c) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations. The Russell 1000 Growth Index is an unmanaged index of 1000 selected "growth" oriented common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations.
          (d)     From December 1, 1995.


The Fund ended April 1998 with $11,116,820 in net assets and more than 70 shareholders. We welcome our new shareholders and look forward to furthering the investment objectives of all our shareholders. We believe it is important to note that all GLOBALT 401(k) participants have elected to be investors in the Fund.


Investment Approach
To review, our approach to managing the GLOBALT Growth Fund is to achieve long-term growth of capital by investing in U.S. companies which we believe offer superior growth potential through exposure to rapidly growing foreign markets. The Fund only invests in stocks of U.S. companies that are expected to derive at least 20% of their revenues outside the U.S. Once we construct portfolios, the connection you have to the global marketplace, by being an investor in the GLOBALT Growth Fund, is much greater: the portfolio derives at least 50% of revenues from outside the U.S.


Fund Performance Relative to Benchmarks
The Fund underperformed versus the benchmarks for the six months ended April 30, 1998. The Fund rebounded strongly during the last three months of the period, steadily outpacing both indexes.

The Fund has beaten the Russell 1000 Growth Index since inception while at the same time its +30.65% return is less than half a percent lower than the S&P 500 Index return for the same period. We are pleased with these results for the last six months, particularly given the strong performance of two sectors in which we are not represented, Consumer Durables and Retail.


Commentary and Outlook
In our last report in October of 1997 we wrote to you that the economic framework for investing continued to be very positive although the short-term risks were heightened because of the chaos in the Southeast Asia currencies and economies. The U.S. market has divined that the damage in Asia is very real but that its effect on economic sectors and individual companies varies widely. Overall, the impact has not been great enough to bloody a very resilient U.S. economy. Long-term, we remain very positive on the U.S. equity and bond markets, and we also believe that the current turmoil in Asia presents U.S. companies with significant opportunities to strengthen their positions and add to profitability.

However, after many quarters of outright bullishness, we began to take a slightly more defensive posture 12 months ago - reducing Asian exposure and taking earnings uncertainty out of portfolios. With the market now 16% higher than it was at the end of 1997, we are more cautious on a short-term basis.

What concerns us?

     The U.S. is only now seeing the leading edge of the Asian fall-out: a growing trade deficit and lower employment and sales in the industrial sector.
Although the market has looked through the news to date, we probably haven't seen the worst yet.
      Flattening growth in corporate profitability, more downward company earnings revisions.

      More difficulty finding valid re-investment opportunities in the market with the Dow Jones Industrial Index at the 9200 level.

      Very high volatility in the market.

      And finally, representing a change in investor sentiment, investors' opinion has shifted conclusively to the bullish side. If the market "climbs a wall of worry," complacency could bring a short-term dose of reality that the market goes both ways.

For the intermediate term we fear the very real possibility that the Year 2000 computer code conversion could cause serious business interruptions in late 1999 and 2000. We continue to analyze this issue and will have further comments next time.

Having made a  disclaimer,  what  course are we  pursuing in the GLOBALT  Growth
Fund?

      Our conviction regarding the longer term potential for U.S. equities, plus respect for the unreliability of market forecasting, is sufficient to keep us invested.

      As before, we will retain a moderate amount of reserves - in part to give us the flexibility to be opportunistic in any general pullback or to respond to individual stock volatility.

      We will be disciplined about "reaching" or paying up for even the best companies after pronounced upward moves.

      Our response to flattening corporate profits will be to concentrate portfolios in the companies in which we have the highest conviction in the earnings outlook and/or relative valuation.

         This is a significant shift. The process began twelve months ago, and has resulted in a reduction in holdings from 58-60 to 43-44. Sector balance is essentially unchanged, maintaining portfolio diversification. Diversification is still a valid concept. Over-diversification is counterproductive to investment returns.

Our biases continue to favor larger, higher quality companies with greater exposure to the U.S., Latin American, and European economies over exposure to Asia/Japan. While we now are giving a higher probability to a market decline, we expect it to be limited to a relatively shallow and short-lived correction.

     The recent events in Asia are proving again the strength and resourcefulness of U.S. companies. Only partway through the corrective process, the evidence supports our even higher conviction that the best way to access international growth is through globally-competitive U.S. companies. U.S. companies are being tested, and they are demonstrating that they are up to the task.
We thank you for your continued confidence in the GLOBALT Growth Fund and, as always, we welcome your questions or comments.

Sincerely,



Angela Z. Allen
President and Chief Executive Officer

AZA/gl

                                 Fund Investment

Shares of the Fund are sold on a continuous basis.

The Fund's NASDAQ symbol is GROWX and can be used at any broker dealer or financial institution where the Fund is available for purchase unless otherwise noted.

Through the Fund's transfer agent, American Data Services, you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts). Shares may also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).

The Fund is also available through Charles Schwab's Mutual Fund OneSource service at 1-800-435-4000 or on the Internet at www.schwab.com. The minimum investment in the Fund through this service is $2,500 ($1,000 through a qualified retirement plan). The GLOBALT Growth Fund's mutual fund symbol at Schwab is GROWX. This enables the GLOBALT Growth Fund to be included as an investment option in 401(k) plans.

The Fund is also available through Fidelity's FUNDSNetwork with a minimum investment of $2,500 ($1,000 through a qualified retirement plan). It is listed as the AmeriPrime Funds - GLOBALT Growth Fund (symbol: AVGGF). Fidelity can be reached at 1-800-544-9697.

GLOBALT Growth Fund
Schedule of Investments - (Unaudited) - April 30, 1998


Common Stock - 99.0%                                       Shares                     Value
Business Equipment & Services - 4.3%
Interpublic Group                                              3,175                   $ 202,803
Omnicom Group                                                  5,800                     274,775
                                                                                  ---------------
                                                                                         477,578
                                                                                  ---------------
Capital Goods - 8.4%
General Electric Co.                                           5,700                     485,212
General Telephone                                              7,700                     449,969
                                                                                  ---------------
                                                                                  ---------------
                                                                                         935,181
                                                                                  ---------------
Chemicals - 2.0%
Monsanto Co.                                                   4,200                     222,075
                                                                                  ---------------

Consumer Non-Durables - 15.5%
Avon Products Inc.                                             2,700                     221,906
Campbell Soup Co.                                              4,500                     230,906
Coca Cola Company                                              3,050                     231,419
Coca Cola Enterprises                                          7,900                     298,225
Colgate-Palmolive Co.                                          2,800                     251,125
Gilette Co.                                                    1,000                     115,437
Procter & Gamble Co.                                           2,600                     213,687
Sara Lee Corp.                                                 2,600                     154,862
                                                                                  ---------------
                                                                                       1,717,567
                                                                                  ---------------
Consumer Services - 7.6%
Disney (Walt) Co.                                              2,700                     335,644
Mattel Inc.                                                    5,500                     210,719
Time Warner Inc.                                               3,750                     294,375
                                                                                  ---------------
                                                                                         840,738
                                                                                  ---------------
Energy Sector - 6.4%
Dresser Industries                                             4,400                     232,650
Halliburton Co.                                                5,400                     297,000
Texaco Inc.                                                    3,000                     184,500
                                                                                  ---------------
                                                                                  ---------------
                                                                                         714,150
                                                                                  ---------------
Financial Services - 17.7%
American Express                                               2,600                     265,200
American International Group                                   2,675                     351,930
Franklin Resources, Inc.                                       3,000                     160,500
Household Intl, Inc.                                           2,100                     276,019
Merrill Lynch & Co.                                            3,600                     315,900
Marsh & McLennan Co.                                           3,500                     318,937
Morgan Stanley Dean Witter Discovery                           3,540                     279,217
                                                                                  ---------------
                                                                                       1,967,703
                                                                                  ---------------
Health Care - 16.4%
Baxter International Inc.                                      5,400                     299,363
Becton Dickinson                                               3,600                     250,650
Bristol Myers Squibb                                           2,400                     254,100
Guidant Corp.                                                  3,500                     234,062
Johnson & Johnson                                              3,312                     236,394
Lilly Eli & Co.                                                5,200                     361,725
Pfizer Inc.                                                    1,600                     182,100
                                                                                  ---------------
                                                                                       1,818,394
                                                                                  ---------------

GLOBALT Growth Fund
Schedule of Investments -(Unaudited)- April 30, 1998 - continued

Common Stock - continued
Technology Sector - 16.5%                               Shares                    Value
Cicso Systems Inc. (a)                                         1,575                   $ 115,369
Compaq Computer Corp.                                          5,100                     143,119
Computer Assoc. Intl                                           4,700                     275,244
Computer Sciences (a)                                          5,600                     295,400
Emerson Electric                                               3,300                     209,963
Lucent Technologies                                            3,680                     280,140
Microsoft Corp. (a)                                            2,000                     180,250
Xerox Corp.                                                    3,000                     340,500
                                                                                  ---------------
                                                                                       1,839,985
                                                                                  ---------------
Transportation - 4.2%
AMR Corp.(a)                                                   1,700                     259,039
Federal Express Corp. (a)                                      3,100                     210,800
                                                                                  ---------------
                                                                                         469,839

Total Common Stock  - (Cost $8,512,294)                                               11,003,210
                                                                                  ---------------

Money Market Securities - 1.0%
Star Treasury - 4.96% 12/31/98 (Cost $117,682)                                           117,682
                                                                                  ---------------

TOTAL INVESTMENTS -  (Cost $8,629,976) - 100.0%                                       11,120,892
                                                                                  ===============
                                                                                  ---------------
Liabilities less other assets                                                             (2,228)
                                                                                  ---------------
Total Net Assets - 100.0%                                                           $ 11,118,664
                                                                                  ===============

(a) non-income producing

GLOBALT Growth Fund                                               April 30, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $8,629,976)                     $          11,120,892
Dividends receivable                                                                     7,132
Interest receivable                                                                      1,243
Reimbursement receivable from advisor                                                    1,844
                                                                           --------------------
     Total assets                                                                   11,131,111

Liabilities
Accrued management fee payable                                    10,759
Other payable and accrued expenses                                 1,688
                                                      -------------------
     Total liabilities                                                                  12,447
                                                                           --------------------

Net Assets                                                                        $ 11,118,664
                                                                           ====================

Net Assets consist of:
Paid in capital                                                                    $ 8,517,890
Accumulated undistributed net investment income                                        (43,913)
Accumulated undistributed net realized gain                                            153,771
Net unrealized appreciation on investments                                           2,490,916
                                                                           --------------------

Net Assets, for 649,444 shares                                                    $ 11,118,664
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($8,002,674/649,444)      $                  17.12
                                                                           ====================


GLOBALT Growth Fund
Statement of Operations for the six month period ended April 30, 1998


Dividend Income                                                                                       $             47,965
Interest Income                                                                                                     18,341
                                                                                                        -------------------
Total Income                                                                                                        66,306


Expenses
Management fee                                                                 $               56,010
Trustees' fees                                                                                  1,844
                                                                                 ---------------------
Total Expenses before reimbursement                                                            57,854
Reimbursed expenses                                                                            (1,844)
                                                                                 ---------------------
Total Expenses                                                                                                      56,010
                                                                                                        -------------------

Net Investment Income (Loss)                                                                                        10,296
                                                                                                        -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                             196,438
Change in net unrealized appreciation (depreciation) on investment securities               1,658,112
                                                                                 ---------------------
Net gain (loss) on investment securities                                                                         1,854,550
                                                                                                        -------------------
Net increase (decrease) in net assets resulting                                                       $          1,864,846
                                                                                                        ===================
  from operations




GLOBALT Growth Fund

Statement of Changes in Net Assets                              For the six
                                                                months ended                  For the year ended
                                                               April 30, 1998             October 31,1997
Increase in Net Assets
Operations
  Net investment income                                      $         10,296                        3,398
  Net realized gain                                                   196,438                      659,135
  Change in net unrealized appreciation                             1,658,112                      524,623
                                                               ---------------           ------------------
  Net Increase in net assets resulting from operations              1,864,846                    1,187,156
                                                               ---------------           ------------------
Distributions to shareholders:
  From net investment income                                           (5,420)                      (2,033)
  From net realized gain                                             (753,352)                     (52,184)
                                                               ---------------           ------------------
  Total Distributions                                                (758,772)                     (54,217)
Share Transactions
  Net proceeds from sale of shares                                  2,033,840                    3,528,668
  Shares issued in reinvestment                                       758,703                       54,217
  Shares redeemed                                                    (782,627)                    (156,226)
                                                               ---------------           ------------------
Net increase in net assets resulting
  from share transactions                                           2,009,916                    3,426,659
                                                               ---------------           ------------------
  Total increase in net assets                                      3,115,990                    4,559,598

Net Assets
  Beginning of period                                               8,002,674                    3,443,076
                                                               ---------------           ------------------
  End of period [including undistributed net investment
    income of $10,296 and $3,398, respectively]              $     11,118,664                  $ 8,002,674
                                                               ===============           ==================

GLOBALT Growth Fund                                 For the year          For the year              For the period
Financial Highlights                                   ended                   ended                    ended
                                                       April 30, 1998         October 31, 1997      to October 31, 1996 (b)
Selected Per Share Data
Net asset value, beginning of period                          $15.66                  $12.48                   $10.00
                                                   ---------------        ----------------          ---------------
Income from investment operations
  Net investment income                                         0.02                    0.01                     0.01
  Net realized and
  unrealized gain (loss)                                        2.84                    3.34                     2.47
                                                   ---------------        ----------------          ---------------
Total from investment operations                                2.86                    3.35                     2.48
                                                   ---------------        ----------------          ---------------
Less Distributions
  From net investment income                                   (0.01)
                                                   ---------------
  From net realized gain                                       (1.39)                  (0.17)                    0.00
                                                   ---------------        ----------------          ---------------
                                                   ---------------        ----------------
Total distributions                                            (1.40)                  (0.17)
                                                   ---------------        ----------------
Net asset value, end of period                                $17.12                  $15.66                   $12.48

Total Return                                                   40.(a)                  27.15%                   27.(a)

Ratios and Supplemental Data
Net assets, end of period (000)                          $ 11,119                  $8,003                   $3,443
Ratio of expenses to average net assets                         1.17(a)                   1.17%                    1.16(a)
Ratio of expenses to average net assets
  before reimbursement                                          1.21(a)                   1.19%                    1.25(a)
Ratio of net investment income to
  average net assets                                            0.21(a)                   0.06%                    0.11(a)
Ratio of net investment income to average
  net assets before reimbursement                               0.18(a)                   0.04%                    0.02(a)
Portfolio turnover rate                                        77.02(a)                 110.01%                   66.42(a)
Average commission rate                                         0.0600                  0.0600                   0.0740

(a)   Annualized
(b) For the period December 5, 1995 (commencement of operations.)

                               GLOBALT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 1.  ORGANIZATION

The GLOBALT Growth Fund Inc. (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose objective is to provide long term capital growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal instiutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.





                               GLOBALT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT , Inc. (the "Adviser") to manage the Fund's investments. The Adviser was organized as a Georgia Corporation in 1990. Angela Allen, President of the Adviser, and Samuel Allen, Chairman of the Adviser, are the controlling shareholders of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Adviser, which is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest fees and expenses of non-interested person trustees and extraordinary expenses. The Adviser is voluntarily reimbursing the Fund for trustees fees. There is no assurance that such reimbursement will continue in the future. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1997 through April 30, 1998, the Adviser has received a fee of $56,010 from the Fund.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 1998, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the fund.
                               GLOBALT GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $8,517,890.

     Transactions in capital stock were as follows:





                       For the six  months For the six months For the year ended
                         For the year  ended  ended  April 30,  ended  April 30,
                         October 31, 1997 October 31, 1997
                              1998                  1998

                             Shares               Dollars                Shares               Dollars
     Shares sold             131,279             2,033,840              241,426             $3,528,668
  Shares issued in
   reinvestment of
      dividends              53,733               758,703                4,216                54,217
   Shares redeemed          (46,444)             (782,627)              (10,682)             (156,226)
                            --------             ---------              --------             ---------
                               138,568             2,009,916              234,960          $3,426,659

NOTE 5. INVESTMENTS

For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $5,306,057 and $3,708,119, respectively. The gross unrealized appreciation for all securities totaled $2,508,959 and the gross unrealized depreciation for all securities totaled $18,043 for a net unrealized appreciation of $2,490,916. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $8,629,976. .


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - (Unaudited) April 30, 1998

Common Stocks - 96.1%                                        Shares                Value
Autos, Auto Parts - 2.6%
Chrysler Corp.                                                   1,635               $ 65,707
Tenneco, Inc.                                                    2,300                 99,044
                                                                              ----------------
                                                                              ----------------
                                                                                      164,751
                                                                              ----------------
Chemicals - 2.1%
Witco Corp.                                                      3,400                134,725
                                                                              ----------------

Paper & Forest Products - 3.1%
Union Camp Corp.                                                 1,400                 84,525
Weyerhaeuser Co.                                                 2,000                115,250
                                                                              ----------------
                                                                                      199,775
ENERGY
Oil & Gas - 12.0%
MCN Energy Group Inc.                                            3,000                113,250
Midcoast Energy Resources                                        4,400                 98,725
Mobil Corporation                                                  700                 55,300
Sonat Corporation                                                3,100                137,562
Sun Co., Inc.                                                    2,500                101,094
USX Marathon Group                                               2,300                 82,369
Williams Companies                                               1,600                 50,600
YPF Sociedad Anonima                                             3,700                129,037
                                                                              ----------------
                                                                                      767,937
                                                                              ----------------
Publishing - 1.7%
Readers Digest Association                                       4,020                108,037
                                                                              ----------------

Retail - 4.4%
Intimate Brands                                                  4,100                118,900
May Department Stores                                              900                 55,519
Penney (J.C.)                                                    1,500                106,594
                                                                              ----------------
                                                                              ----------------
                                                                                      281,013
                                                                              ----------------
Lodging, Restaurants, Leisure - 2.2%
Patriot American Hospitality Inc.                                5,480                138,370
                                                                              ----------------

NON-DURABLES
Cosmetics 4.5%
Avon Products                                                    1,820                149,581
International Flavors & Fragrances                               2,800                137,025
                                                                              ----------------
                                                                              ----------------
                                                                                      286,606
                                                                              ----------------
Food - 3.3%
General Mills                                                      800                 54,050
Heinz (H.J.)                                                     1,800                 98,100
Quaker Oats                                                      1,200                 62,400
                                                                              ----------------
                                                                              ----------------
                                                                                      214,550
                                                                              ----------------
Household Products - 3.8%
Kimberly-Clark Group                                             2,400                121,800
Tupperware Corp.                                                 4,500                121,781
                                                                              ----------------
                                                                                      243,581
                                                                              ----------------
CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - (Unaudited)- April 30, 1998 - continued

Common Stocks - continued                                 Shares                   Value
Tobacco - .6%
Philip Morris                                                    1,050               $ 39,178
                                                                              ----------------

HEALTH
Drugs - 5.5%
American Home Products Corp.                                     1,400                130,375
Glaxo Wellcome PLC                                               1,800                101,813
Pharmacia & Upjohn Inc.                                          2,800                117,775
                                                                              ----------------
                                                                              ----------------
                                                                                      349,963
                                                                              ----------------
Diversified Medical - 1.2%
Pall Corporation                                                 4,000                 78,500
                                                                              ----------------

Health Care - 3.4%
Baxter International Inc.                                        1,500                 83,156
Oxford Health Plans (a)                                          8,000                137,000
                                                                              ----------------
                                                                              ----------------
                                                                                      220,156
                                                                              ----------------
Staples/Miscellaneous Services - 1.4%
Deluxe Corporation                                               2,600                 87,100
                                                                              ----------------

Services/Miscellaneous - 6.1%
Boron Lepour Associates (a)                                      1,000                 37,500
DA Consulting Group (a)                                          1,000                 17,625
Healthword Corp(a)                                               3,000                 51,375
ISS Group, Inc (a)                                                 500                 22,125
Unisource Worldwide                                              9,000                114,187
Waste Management                                                 4,500                150,750
                                                                              ----------------
                                                                              ----------------
                                                                                      393,562
                                                                              ----------------

Scientific -.3%
Omega Protein Corp.(a)                                           1,000                 17,500
                                                                              ----------------

Technology- 4.2%
Computer Assoc. Intl                                             2,000                117,125
Cotelliegent Group                                               1,000                 25,813
Exodus Communication (a)                                           500                 19,000
Hypercom Corp.(a)                                                8,000                104,000
                                                                              ----------------
                                                                              ----------------
                                                                                      265,938
                                                                              ----------------
Electrical Equipment - 1.8%
Thomas & Betts                                                   2,000                116,750
                                                                              ----------------

Diversified Machinery - 3.2%
Federal Signal Corp.                                             5,465                117,156
General Signal                                                   2,000                 88,000
                                                                              ----------------
                                                                              ----------------
                                                                                      205,156
                                                                              ----------------
CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - (Unaudited)- April 30, 1998 - continued

Common Stocks - continued                                 Shares                   Value
Airlines, Truckers, & Railroads - 4.0%
Knightsbridge Tankers Ltd. A                                     5,000              $ 143,750
Union Pacific Corp.                                              2,100                114,975
                                                                              ----------------
                                                                              ----------------
                                                                                      258,725
                                                                              ----------------
Photography/Office Equipment - 2.8%
Eastman Kodak                                                    1,050                 75,797
Minnesota Mining & Manufacturing                                 1,100                103,812
                                                                              ----------------
                                                                              ----------------
                                                                                      179,609
                                                                              ----------------
Finance
Major Regional & Other Banks - 6.0%
Bankers Trust New York Corp.                                     1,000                129,125
Nations Bank Corp.                                                 522                 39,542
South Trust Corp.                                                1,650                 70,435
Summitt Bancorp                                                  2,900                145,362
                                                                              ----------------
                                                                                      384,464
                                                                              ----------------
Finance - .9%
Ocwen Asset Management (a)                                       3,000                 55,125
                                                                              ----------------

Utilities
Electric Power Companies - 2.6%
EDP Electricidate de Portugal ADR                                1,000                 52,000
Korea Electric Power Corp.-SP ADR                               12,000                111,750
                                                                              ----------------
                                                                              ----------------
                                                                                      163,750
                                                                              ----------------
Natural Gas - 1.9%
Atmos Energy Corp.                                               1,630                 47,983
El Paso Natural Gas Company                                      2,054                 75,870
                                                                              ----------------
                                                                              ----------------
                                                                                      123,853
                                                                              ----------------

Telephone Other - 7.3%
AT&T  Corp.                                                      1,800                108,113
Amerilink Corp. (a)                                              2,000                 46,250
China Telecomm (a)                                               2,000                 77,250
Frontier Corp.                                                   4,000                119,750
Telefonica de Argentina (a)                                      3,000                115,687
                                                                              ----------------
                                                                                      467,050
                                                                              ----------------
REITs - 3.2%
CCA Prison Realty Corp.(a)                                       2,000                 70,875
Mid-America Apartment Communities Inc.                           1,000                 26,625
SL Green Realty Trust                                            4,500                108,000
                                                                              ----------------
                                                                                      205,500
                                                                              ----------------

TOTAL COMMON STOCKS - 96.1% (Cost $5,254,164)                                       6,151,224
                                                                              ----------------

Preferred Stock 1.7%
Conseco Financial Preferred Series F (Cost $100,000)             2,000                109,125
                                                                              ----------------

CARL DOMINO EQUITY INCOME FUND - continued
Schedule of Investments - (Unaudited)- April 30, 1998 - continued

                                                           Principal
                                                             Amount               Amount
Money Market Securities - 2.2%
Star Treasury 4.96%  12/31/98 (Cost $137,168)                $ 137,168              $ 137,168
                                                                              ----------------

TOTAL INVESTMENTS - 100.0%  (Cost $ 5,491,332)                                      6,397,517
Other assets less liabilities                                                           1,249
                                                                              ----------------
TOTAL NET ASSETS - 100.00%                                                          6,398,766
                                                                              ----------------

(a) non-income producing


Carl Domino Equity Income Fund                                  April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $5,491,332)                     $           6,397,517
Dividends receivable                                                                     8,060
Interest receivable                                                                        550
Reimbursement receivable                                                                 1,848
                                                                           --------------------
     Total assets                                                                    6,407,975

Liabilities
Accrued investment advisory fee payable                            7,469
Accrued trustees fees                                              1,740
                                                      -------------------
     Total liabilities                                                                   9,209
                                                                           --------------------

Net Assets                                                                         $ 6,398,766
                                                                           ====================

Net Assets consist of:
Paid in capital                                                          $           5,338,298
Accumulated undistributed net investment income                                          9,783
Accumulated undistributed net realized gain (loss) on investments                      144,500
Net unrealized appreciation on investments                                             906,185
                                                                           --------------------

Net Assets, for  375,589 shares                                          $           6,398,766
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($6,398,766/375,589)      $                  17.04
                                                                           ====================




Carl Domino Equity Income Fund
Statement of Operations (Unaudited) for the six months ended April 30, 1998


Investment Income
Dividend income                                                                                      $              63,785
Interest income                                                                                                      2,160
                                                                                                       --------------------
Total Investment Income                                                                                             65,945


Expenses
Investment advisory fee                                                             $         36,810
Trustees' fees                                                                                 1,848
                                                                                      ---------------
Total Expenses before Reimbursement                                                           38,658
Reimbursed expenses                                                                           (1,848)
                                                                                      ---------------
Total Operating Expenses                                                                                            36,810
                                                                                                       --------------------
Net Investment Income (Loss)                                                                                        29,135
                                                                                                       --------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions                                          162,111
Change in net unrealized appreciation (depreciation) on investment securities                386,688
                                                                                      ---------------
Net gain (loss) on investment securities                                                                           548,799
                                                                                                       --------------------
Net increase (decrease) in net assets resulting from operations                                      $             577,934
                                                                                                       ====================

Carl Domino Equity Income Fund

Statement of Changes in Net Assets (Unaudited)                      For the six                 For the year
                                                                    months ended                   ended
                                                                   April 30, 1998             October 31, 1997
Increase/(Decrease) in Net Assets
Operations
  Net investment income                                          $         29,135                      28,588
  Net realized gain on investment transactions                            162,111                     224,774
  Change in net unrealized appreciation                                   386,688                     392,756
                                                                   ---------------             ---------------
  Net Increase in net assets resulting from operations                    577,934                     646,118
                                                                   ---------------             ---------------
Distributions to shareholders:
  From net investment income                                              (37,359)                    (11,997)
  From net realized gain                                                 (250,840)                    (10,581)
                                                                   ---------------             ---------------
                                                                   ---------------             ---------------
  Total distributions                                                    (288,199)                    (22,578)
                                                                   ---------------             ---------------
Capital Share Transactions
  Net proceeds from sale of shares                                      2,171,514                   2,354,635
  Shares issued in reinvestment of distributions                          285,845                      20,953
  Shares redeemed                                                         (98,706)                   (371,396)
                                                                   ---------------             ---------------
Net increase in net assets resulting
  from share transactions                                               2,358,653                   2,004,192
                                                                   ---------------             ---------------
  Total increase in net assets                                          2,648,388                   2,627,732

Net Assets
  Beginning of period                                                 $ 3,750,378                 $ 1,122,646
                                                                   ---------------             ---------------
  End of period [including undistributed net investment income
  of $7,935 and $28,588, respectively.]                          $      6,398,766                 $ 3,750,378
                                                                   ===============             ===============

Carl Domino Equity Income Fund
Financial Highlights (Unaudited)
                                                     For the six months         For the year         For the period
                                                       ended April 30,        ended October 31,        ended October 31,
Selected Per Share Data                                1998                    1997                       1996 (b)

Net asset value, end of period                               $16.15                  $12.03                  $10.00
                                                   --------------          --------------          --------------
Income from investment operations
  Net investment income                                        0.12                    0.19                    0.16
  Net realized and unrealized gain (loss)                      0.91                    4.15                    1.87
                                                   --------------          --------------          --------------
Total from investment operations                               1.03                    4.34                    2.03
                                                   --------------          --------------          --------------
Less Distributions
  From net investment income                                  (0.14)                  (0.22)                   -
  From net realized gain                                      (0.94)                   -                       -
                                                   --------------                                  --------------
                                                   --------------          --------------
Total distributions                                           (1.08)                  (0.22)                   -
                                                   --------------          --------------          --------------
Net asset value, end of period                               $17.04                  $16.15                  $12.03

Total Return                                                  25.81(a)                  36.58%                  20.(a)

Ratios and Supplemental Data
Net assets, end of period (000)                           $6,399                  $3,750                  $1,122
Ratio of expenses to average
  net assets before expense reductions                         1.57(a)                   1.55%                   1.73(a)
Ratio of expenses to average net assets                        1.50(a)                   1.50%                   1.51(a)
Ratio of net investment income to average
  net assets before expense reductions                         1.11(a)                   1.22%                   1.35(a)
Ratio of net investment income to average net assets           1.18(a)                   1.28%                   1.57(a)
Portfolio turnover rate                                       95.50%                  52.49%                  62.51(a)
Average commission rate                                        0.0600                  0.0585                  0.0604

(a)    Annualized
(b)    For the period November 6, 1995 (commencement of operations) to October 31, 1998

                                 CARL DOMINO EQUITY INCOME FUND
                                  Notes to Financial Statements
                                         April 30, 1998


NOTE 1.  ORGANIZATION

     The Carl Domino Equity Income Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on August 8, 1995, and commenced operations on November 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The investment objective of the fund is to provide long-term growth of capital together with current income. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                                 CARL DOMINO EQUITY INCOME FUND
                                  Notes to Financial Statements
                                         April 30, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl Domino. Mr. Domino is primarily responsible for the day to day management of the Fund's portfolio.
     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. The Adviser is voluntarily reimbursing the Fund for trustees fees. There is no assurance that such reimbursement will continue in the future. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1997 through April 30, 1998, the Adviser received a fee of $36,810 from the Fund.




                                 CARL DOMINO EQUITY INCOME FUND
                                  Notes to Financial Statements
                                         April 30, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -continued

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 1998, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the fund.

The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

 NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $5,338,298.

     Transactions in capital stock were as follows:



                       For the six months    For the six months   For the year ended    For the year ended
                              ended                ended            October 31, 1997     October 31, 1997
                         April 30, 1998        April 30, 1998
                             Shares               Dollars                Shares               Dollars
     Shares sold             130,912             $2,171,514             165,650             $2,354,635
  Shares issued in
   reinvestment of
      dividends               18,442                285,845              1,664                20,953
   Shares redeemed           (6,015)              (98,706)              (28,359)             (371,396)
                             -------              --------              --------             ---------
                               143,339            $2,358,653            138,955             $2,004,192









                                 CARL DOMINO EQUITY INCOME FUND
                                  Notes to Financial Statements
                                         April 30, 1998



NOTE 5.  INVESTMENTS

     For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $3,212,018 and $2,110,635, respectively. The gross unrealized appreciation for all securities totaled $1,003,090 and the gross unrealized depreciation for all securities totaled $96,905 for a net unrealized appreciation of $906,185. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $6,397,517.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1998, Carl Domino Associates, L.P., and entities which the Adviser could be deemed to control or have discretion over owned in aggregate more than 25% of the Fund.

AIT Vision Fund

Investment Results - For the Period Ended April 30, 1997


Dear Fellow Shareholders:

Since the October 31, 1996 fiscal year end, the AIT Vision Fund appreciated 3.9% for the six months ended April 30, 1997. According to Lipper Analytical Services, Inc. the average return during this six month period for a peer group of 799 growth funds was 7.2%. The unmanaged S&P 500 and Russell 3000 indices advanced 14.7% and 11.9%, respectively, during the same six month period. Comparative investment results are displayed below.


------------------------------------------------ - ----- ------------------- ------- -----------------
Returns for the Periods Ended 4/30/97
------------------------------------------------ - ----- ------------------- ------- -----------------
                                                          Since Inception                Average
Fund/Index                                  1 Year            12/28/95                    Annual
----------                                  ------            --------                    ------

AIT Vision Fund                              18.2%             31.2%                      22.4%
S&P 500                                      25.1%             34.1%                      24.4%
Russell 3000                                 20.0%             29.4%                      21.1%

------------------------------ -------- ---------------- ------------------- ------- -----------------


Comparison of the Change in Value of a $10,000 Investment in AIT Vision Fund, the Unmanaged S&P 500 Index, and the Unmanaged Russell 3000 Index
CHART
This chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index, and the Russell 3000 Index on December 28, 1995 and held through April 30, 1997. The S&P 500 Index and the Russell 3000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

     Commentary - "Vuja De: the distinct feeling that you have never seen anything like this before"
Those investors who may have been lulled into complacency by the U.S. market's steady, unwavering upward climb have certainly been awakened by the market's gyrations during the last six to twelve months. What a ride it has been: the market peaked in June 1996 and promptly bottomed within the subsequent month, then rapidly rose to another peak in February 1997 only to dramatically rebound from a sell off and extreme bearishness during April 1997. This April 1997 rebound has extended its gains to date and continues to defy the well documented warnings of Alan Greenspan, Warren Buffet, and most of the "talking heads" on the financial networks. These commentators either proclaim the market's impending collapse based upon time tested valuation measures or they declare that things are different this time, a sense of "vuja de" which is the distinct feeling that one has never experienced anything quite like this before (the opposite of the well known deja vu).

During this period of heightened volatility, pockets of extreme return differences have emerged within the broad market. The table below details two of these extreme differences that have directly impacted the performance of the AIT Vision Fund.



-----------------------------------------------------------------------------
Comparative Index Returns for the Period Ended 4/30/97
-----------------------------------------------------------------------------

Index/Characteristic                              6 Months           1 Year
--------------------                              --------           ------

Russell 1000  (Largecap Stocks)                    13.1%              22.4%
Russell 800*  (Midcap Stocks)                        6.7%             10.9%
Russell 2000  (Smallcap Stocks)                      1.6%              0.1%
Largecap less Smallcap                             11.5%              22.3%

Russell Midcap Value Stocks                        10.3%               3.9%

Midcap Value less Midcap Growth                      7.5%             13.8%

---------------------------------------------- --------------- --------------
*  Subset of the Russell 1000.


The quantitative investment strategy followed by the AIT Vision Fund has led us to typically hold positions which are not highly concentrated among the largest capitalization nor the smallest capitalization companies, but instead looks for stocks with steady earnings growth prospects regardless of company size. These general tendencies have been extremely out of favor recently within the broad market. As of April 30, 1997, the trailing one year return difference between largecap and smallcap stocks of 22.3% is the single largest one year difference since 1979! Unless you have owned the largest companies in the market (e.g., General Electric, Coca Cola, Exxon), you have struggled as an investor to keep pace. This largecap outperformance has been partly the result of investors pouring money into the market at record levels with a preference for safer, more liquid stocks. Thus as we spread the AIT Vision Fund's holdings over a universe of about 3,000 stocks, the narrowness of the market's leadership has worked against performance.

Furthermore, if you combined diversified capitalization holdings with a growth stock emphasis, you have recently compounded your pain and performance struggles. As of April 30, 1997, the trailing one year outperformance of midcap value over midcap growth stocks of 13.8% is the second largest such difference since 1981. Therefore, given the extreme uncommon performance differences within the recent market, no wonder some commentators are proclaiming that things are different this time.


Outlook

So which will it be? Will the traditional valuation arguments for overvaluation hold or is the present environment entirely different from the past? Our belief is best summarized by Mark Twain who said, "The past doesn't repeat itself, but it sure does rhyme." To us this means that an investor must study the market's past behavior and be intelligent in employing a discipline based upon sound economic and financial analysis which adapts to the natural evolution of market forces.

Looking forward, our belief is that market returns will gradually broaden into the smaller company stocks; and, due to the gradual deceleration of the U.S. economy, companies which can deliver earnings growth independent of a slowing business cycle will be rewarded. Therefore, we believe that the typical biases of the AIT Vision Fund position it to benefit from these trends as they develop in the future. Listed below are the top holdings of the AIT Vision Fund as of April 30, 1997.


--------------------------------------------------- -------------------- -
Ten Largest Holdings
--------------------------------------------------- -------------------- -
                                                                     Percent of
                                                                     Net Assets
                                                                      4/30/97

Walt Disney                                                            3.49%
United Airlines                                                        3.39%
Circuit City Stores                                                    3.27%
Microsoft                                                              3.12%
Cigna                                                                  3.00%
Enron Oil and Gas                                                      2.92%
United Healthcare                                                      2.91%
Georgia-Pacific                                                        2.89%
Conseco                                                                2.83%
Temple Inland                                                          2.69%
                                                                       -----

Total                                                                  30.51%

------------------------------------ ----------------------- ------------------


Thank you for your trust and continued confidence.


Respectfully,




Douglas W. Case,  CFA
Managing Director of Portfolio Management
Advanced Investment Technology, Inc.

AIT Vision U.S. Equity Portfolio
Schedule of Investments  April 30, 1997 (Unaudited)


Common Stock -  98.4%                                         Shares                     Value
Apparel -  1.3%
TJX Companies Inc.                                                1,000                       47,250
                                                                                    -----------------

Banks - 2.0%
Northern Trust Corp.                                              1,700                       75,650
                                                                                    -----------------

Chemicals - 2.5%
Rohm & Hass & Co.                                                 1,100                       91,575
                                                                                    -----------------

Communications & Communications Equipment - 9.5%
Bell South Corp.                                                    900                       40,050
Century Telecommunications                                        2,200                       65,725
Cincinnati Bell                                                   1,600                       89,600
Clear Channel Communications                                        900                       43,650
Gentex Corp.                                                      1,700                       30,600
Worldcom Inc.                                                     3,500                       84,000
                                                                                    -----------------
                                                                                             353,625
                                                                                    -----------------

Computers, Periphals  & Software- 16.3%
Adobe Systems Inc.                                                2,000                       78,250
Cisco Systems Inc.                                                1,800                       93,150
Comdisco Inc.                                                     1,100                       34,925
Computer Associates International                                 1,700                       88,400
Dell Computer                                                       700                       58,581
EMC Corp.                                                         1,400                       50,925
Intel Corp.                                                         600                       91,875
Microsoft Corp.                                                     900                      109,350
                                                                                    -----------------
                                                                                             605,456
                                                                                    -----------------
Computer Office Equipment - 1.1%
Black & Decker Corp.                                              1,200                       40,200
                                                                                    -----------------

Cosmetics - 2.5%
Colgate Palmolive                                                   500                       55,500
Proctor & Gamble Co.                                                300                       37,725
                                                                                    -----------------
                                                                                              93,225
                                                                                    -----------------
Drugs - 6.6%
Abbott Labs                                                         700                       42,700
Bristol Myers Squibb                                              1,000                       65,500
Johnson & Johnson                                                   900                       55,125
Merck & Co. Inc.                                                    700                       63,350
Pfizer Inc.                                                         200                       19,200
                                                                                    -----------------
                                                                                             245,875
                                                                                    -----------------
Electric Utilities - 1.1%
Union Electric Co.                                                1,200                       42,750
                                                                                    -----------------

Energy - Oil & Gas - 6.1%
Anadarkko Petroleum Corp.                                         1,400                       76,825
Enron Oil & Gas Co.                                               5,500                      102,438
Ensco International Inc                                           1,000                       47,500
                                                                                    -----------------


                                                                                             226,763
                                                                                    -----------------
AIT Vision U.S. Equity Portfolio - continued
Common Stocks - continued

Financial Services - 1.8%                                     Shares                     Value
Charles Schwab Corp.                                              1,800                       65,925
                                                                                    -----------------

Food - 3.8%
Coca Cola Enterprises Inc.                                        1,600                       96,600
Pepsico Inc.                                                      1,300                       45,338
                                                                                    -----------------
                                                                                             141,938
                                                                                    -----------------
Healthcare - 5.2%
Healthsouth Rehabilitation Corp.                                  4,600                       90,850
United Healthcare                                                 2,100                      102,112
                                                                                    -----------------
                                                                                             192,962
                                                                                    -----------------
Holding Companies - 3.0%
McDermott International Inc.                                      2,000                       37,000
Nipsco Industrial Inc.                                            1,000                       39,500
Southern Co.                                                      1,800                       36,675
                                                                                    -----------------
                                                                                             113,175
                                                                                    -----------------
Industrial Machinery & Equipment - 1.5%
U.S. Filter Corp.                                                 1,900                       57,713
                                                                                    -----------------

Insurance - 8.7%
Cigna Corp.                                                         700                      105,263
Conseco Inc.                                                      2,400                       99,300
Travelers Group                                                   1,000                       55,375
Washington Mutual Inc.                                            1,300                       64,187
                                                                                    -----------------
                                                                                             324,125
                                                                                    -----------------
Grocery - 1.7%
Safeway Inc.                                                      1,425                       63,591
                                                                                    -----------------

Hotels/Restaurants - 1.8%
Hilton Hotels Corp.                                               2,500                       67,500
                                                                                    -----------------

Paper & Paper Products - 5.3%
Georgia Pacific Corp.                                             1,300                      101,400
Temple Inland Inc.                                                1,700                       94,350
                                                                                    -----------------
                                                                                             195,750
                                                                                    -----------------
Railroad - 1.6%
St. Joe Corp.                                                       800                       58,100
                                                                                    -----------------

Retail - 8.5%
American Stores Co.                                               1,300                       59,150
Circuit City Stores Inc.                                          2,900                      114,912
Dillard Department Stores Class A                                 3,000                       92,625
GAP Inc.                                                          1,500                       47,812
                                                                                    -----------------
                                                                                             314,499
                                                                                    -----------------
Television, Video Production - 3.3%
Disney (Walt) Co.                                                 1,500                      123,000
                                                                                    -----------------

Transportation - 3.2%
UAL Corp.                                                         1,600                      119,000
                                                                                    -----------------

TOTAL COMMON STOCKS (Cost $3,590,933)                                                     $3,659,647


                                                                                    -----------------

AIT Vision U.S. Equity Portfolio - continued

Money Market Securities - 1.6%                                 Principal Amount
Star Treasury 4.160%, 12/31/97                                  $59,597                      $59,596
                                                                                    -----------------
Total Bonds & Notes (Cost $59,597)
TOTAL INVESTMENTS - 100.0%
     Cost $3,650,529                                                                      $3,719,243
                                                                                    -----------------
     Other Assets less liabilities - 0.0%                                                       (364)
                                                                                    -----------------
TOTAL NET ASSETS - 100%                                                                   $3,718,879
                                                                                    =================

AIT Vision U.S. Equity Portfolio                                                                          April 30,1997
Statement of Assets and Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $3,650,529)                                                $         3,719,243
Reveivable for securities sold                                                                                   73,920
Dividends receivable                                                                                              3,438
Interest receivable                                                                                                 157
Receivable from advisor for trustees fees                                                                           876
                                                                                                      ------------------
     Total assets                                                                                             3,797,634

Liabilities
Accrued advisory fee                                                             $           76,152
Accrued trustees' fees                                                                        2,061
Other payables and accrued expenses                                                             542
                                                                                   -----------------
     Total liabilities                                                                                           78,755
                                                                                                      ------------------

Net Assets                                                                                                    3,718,879
                                                                                                      ==================

Net Assets consist of:
Paid in capital                                                                                     $         3,725,810
Undistributed net investment income (loss)                                                                        4,259
Undistributed net realized gain (loss)                                                                          (79,904)
Net unrealized appreciation (depreciation) on investments                                                        68,714
                                                                                                      ------------------

Net Assets, for 323,716 shares                                                                                3,718,879
                                                                                                      ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,718,879/323,716)                                 $              11.49


                                                                                                      ==================

AIT Vision U.S. Equity Portfolio
Statement of Operations  for the Six month period ended April 30, 1997 (Unaudited)


Investment Income
Dividend Income                                                                             $             9,114
Interest Income                                                                                             159
                                                                                              ------------------
Total Income                                                                                              9,273


Expenses
Investment advisory fee                                                 $             5,013
Trustee's fees                                                                          876
                                                                          ------------------
Total Expenses before reimbursement                                                   5,889
Reimbursed trustees fees                                                               (876)
                                                                          ------------------
Total operating expenses                                                                                  5,013
                                                                                              ------------------
Net Investment Income (Loss)                                                                              4,259
                                                                                              ------------------
Realized & Unrealized Gain (Loss)

Net realized gain (loss) on investment securities                                   (81,056)

Change in net unrealized appreciation (depreciation) on
  investment securities                                                              34,579
                                                                          ------------------  ------------------
Net gain (loss)                                                                                         (46,477)
                                                                                              ------------------
Net increase (decrease) in net assets resulting                                             $           (42,218)
                                                                                              ==================
  from operations




AIT Vision U.S. Equity Portfolio
Statement of Changes (Unaudited)                                                                November 6, 1995
                                                                        For the six months      (commencement of
                                                                     ended April 30,            operations) to October 31,
Increase/(Decrease) in Net Assets                                        1997                       1996
Operations
  Net investment income (loss)                                       $       4,259            $       (2,866)
  Net realized gain (loss)                                                 (81,056)                    82,838
  Change in net unrealized appreciation (depreciation)                      34,579                     34,135
                                                                    ---------------             --------------
  Net Increase (decrease) in net assets resulting from operations          (42,218)                   114,107
                                                                    ---------------             --------------
Distributions to shareholders:
  From net investment income                                                     0                          0
  From net realized gain                                                   (81,686)                         0
                                                                    ---------------             --------------
  Total distributions                                                      (81,686)
Share Transactions
  Net proceeds from sale of shares                                       3,152,207                    536,013
  Shares issued in reinvestment                                             81,686                          0
  Shares redeemed                                                          (18,269)                   (47,961)
                                                                    ---------------             --------------
Net increase (decrease) in net assets resulting
  from share transactions                                                3,215,624                    488,052
                                                                    ---------------             --------------
  Total increase (decrease) in net assets                                3,091,720                    602,159

Net Assets
  Begining of period                                                 $      627,159              $      25,000
                                                                    ---------------             --------------
  End of period including undistributed net investment
    income(loss) of $4,259 and $(2,866)                              $    3,718,879              $    627,159
                                                                    ===============             ==============



Financial Highlights (Unaudited)                                                 November 6, 1995
                                                For the six months         (commencement of
Selected Per Share Data                          ended April 30,            operations) to October 31,
                                                     1997                       1996
Net asset value,
  begining of period                                   $12.62                     $10.00
                                                 --------------             --------------
Income from investment
  Operations
  Net investment income                                  0.03                      (0.07)
  Net realized and
  unrealized gain (loss)                                 0.44                       2.69
                                                 --------------             --------------
Total from investment operations                         0.47                       2.62
Less Distributions
  From net investment income                            (1.60)                      0.00
                                                 --------------             --------------
Net asset value,
  end of period                                        $11.49                     $12.62
                                                 ==============             ==============

Total Return (a)                                      -(18.05)%                    31.03%

Ratios and Supplemental Data
Net assets, end of period (000)                       $3,719                       $627
Ratio of expenses to
  average net assets (a)                                0.69%                      1.87%
Ratio of expenses to
  average net assets before reimbursement (a)           0.81%                      1.87%
Ratio of net investment income to
  average net assets (a)                                0.58%                     -0.70%
Ratio of net investment income to
  average net assets before reimbursement (a)            0.46%
Portfolio turnover rate (a)                            179.07%                    238.63%
Average commission rate                                 0.041                      0.0471

(a)  Annualized



                        AIT VISION U.S. EQUITY PORTFOLIO


                          Notes to Financial Statements

                                 April 30, 1997
1.  ORGANIZATION

     The AIT Vision U.S. Equity Portfolio (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on August 8, 1995, and commenced operations on November 6, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                        AIT VISION U.S. EQUITY PORTFOLIO

                          Notes to Financial Statements

                                 April 30, 1997

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Advanced Investment Technology, Inc. (the "Adviser") to manage the Fund's investments. Dean S. Barr is a controlling shareholder of the Adviser. Douglas W. Case, CFA, Director of Equity Portfolio Management, Dean S. Barr, Chairman and Chief Investment Officer, and Susan L. Reigel, Portfolio Management, are primarily responsible for the day to day management of the Fund's portfolio. Prior to October 29, 1996, the Fund was managed by LBS Capital Management, Inc.
     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1996 through April 30, 1997, the Adviser has received a fee of $5,013 from the Fund.

 NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of April 30, 1997 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1997 was $3,728,676.

     Transactions in capital stock were as follows:

                                                                  For the period from     For the period
                                                                    November 6, 1995     from November 6,
                                                                    (Commencement of    1995 (Commencement
                                                                  Operations) through     of Operations)
                        For the six month    For the six month      October 31, 1997      through October
                       period ended April    period ended April                              31, 1997
                            30, 1997              30, 1997
                             Shares               Dollars                Shares               Dollars
     Shares sold             268,461             $3,152,207              51,315              $536,013
  Shares issued in
   reinvestment of
      dividends               7,210                81,686                  0                     0
   Shares redeemed           (1,648)              (18,269)              (4,122)              (47,961)
                             -------              --------              -------              --------
                             274,023             $3,215,624              47,193              $488,052


NOTE 5.  INVESTMENTS

     For the period from November 1, 1996 through April 30, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $5,354,480 and $2,256,474 respectively. The gross unrealized appreciation for all securities totaled $68,714 and the gross unrealized depreciation for all securities totaled $153,022 for a net unrealized appreciation of $84,308. The aggregate cost of securities for federal income tax purposes at April 30, 1997 was $3,650,529.

                        AIT VISION U.S. EQUITY PORTFOLIO

                          Notes to Financial Statements

                                 April 30, 1997

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1997, LBS Capital Management Inc., and entities which the Adviser could be deemed to control or have discretion over owned in aggregate more than 25% of the Fund.

New Cap Contrarian Fund
Schedule of Investments - (Unaudited)- April 30, 1998


Common Stock - 107.0%                                       Shares                         Value
Auto Parts & Products - 10.4%
Boston Acoustics Inc.                                           1,000                         $ 31,625
Chicago Rivets & Machine Co.                                    1,800                           65,250
Johnson Controls Inc.                                           1,000                           59,375
                                                                                     ------------------
                                                                                     ------------------
                                                                                               156,250
                                                                                     ------------------
Communications - 1.5%
Davox Corp (a)                                                  1,000                           22,375
                                                                                     ------------------

Computer Services & Software - 1.1%
3Com* (a)                                                         500                           17,125
                                                                                     ------------------

Financial Services - .7%
J W Charles Financial Services (a)                                800                            9,900
                                                                                     ------------------

Industrial Machinery & Equipment - 10.8%
Carlisle Cos. Inc.                                              1,000                           50,750
Gardner Denver Machinery Inc. (a)                               1,500                           42,281
Moore Products Co.                                              1,000                           35,000
Newport Corp                                                    1,400                           28,525
Zygo Corp.(a)                                                     300                            6,375
                                                                                     ------------------
                                                                                               162,931
                                                                                     ------------------
Industrial Products - 1.3%
Deswell Industries, Inc.                                        1,000                           19,875
                                                                                     ------------------

Industrial Services - 8.1%
Kaydon Corp.                                                    2,800                          122,675
                                                                                     ------------------

Insurance - 10.6%
CorVel Corp.(a)                                                 1,000                           35,625
Sun America Inc.                                                2,500                          124,844
                                                                                     ------------------
                                                                                               160,469
                                                                                     ------------------
Medical Services - 1.8%
Dionex Corp. (a)                                                  500                           26,688
                                                                                     ------------------

Medical Supplies & Equipment -5.2%
PSS World Medical Inc. (a)                                      3,500                           78,531
                                                                                     ------------------

Metal Recycling Services - 1.7%
Metal Management Inc.(a)                                        2,000                           25,875
                                                                                     ------------------

New Cap Contrarian Fund
Schedule of Investments -(Unaudited)- April 30, 1998 - continued

Common Stock - continued                                    Shares                         Value
Non-Precious Metals Mining - Exploration - 2.5%
Adrian Resources Ltd. (Panama) (a)                             10,000              $             6,250
Consolidated Magna Ventures Ltd. (Canada)                      45,500                           12,724
Farrallon Resources Ltd.                                        6,000                           18,037
                                                                                     ------------------
                                                                                                37,011
                                                                                     ------------------
Precious Metals Mining - Exploration - 12.9%
Brandon Gold Corp.                                             38,800                           26,583
Manhattan Minerals Corp.                                       12,500                           34,956
Nevsun Resources (Ghana, Mali)                                 55,400                          115,031
Oliver Gold Corp. (Mali, Zimbabwe)                             98,600                           17,922
                                                                                     ------------------
                                                                                               194,492
                                                                                     ------------------
Precious Metals  Mining - Producing - 21.5%
Bema Gold Corp. (Chile) (a)                                     3,000                            7,500
Banro Resource Corp. (Zaire)                                   16,000                           68,513
Crystallex International Corp. (a)                             60,000                          247,500
                                                                                     ------------------
                                                                                     ------------------
                                                                                               323,513
                                                                                     ------------------
Oil & Oilfield Services - 5.2%
Arakis Energy Corp. (a)                                        10,000                           17,500
World Fuel Services Corp.                                       3,000                           60,563
                                                                                     ------------------
                                                                                     ------------------
                                                                                                78,063
                                                                                     ------------------
Retail - 11.7%
Paul Harris Stores (a)                                          3,000                           44,813
Pier One Imports Inc.                                           4,500                          118,687
Stride Rite Corp.                                               1,000                           12,562
                                                                                     ------------------
                                                                                               176,062
                                                                                     ------------------
TOTAL COMMON STOCKS  107.0% (Cost $1,894,149)                                                1,611,835
                                                                                     ------------------

OPTIONS -
Short Options -
Description                Strike Price      Expiration   Contracts
Dionex Corp.                        60       Jul. 1998              5                            1,281
Sun America, Inc.                   60       Dec. 1998             17                            4,038
                                                                                     ------------------
TOTAL OPTIONS -   (0.3%) (Cost $7,541)                                                          (5,319)
                                                                                     ------------------
TOTAL INVESTMENTS  - 106.7%  (Cost $1,886,608)                                             $ 1,606,516
Liabilities less other assets -  (6.7%)                                                       (100,498)
                                                                                     ------------------
TOTAL NET ASSETS - 100.0%                                                                  $ 1,506,018

                                                                                     ==================

Legend
(a) non-income producing

New Cap Contrarian Fund                                           April 30, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $1,886,608)                      $            1,606,516
                                                                            ---------------------

Liabilities
Payable to custodian bank                                          93,902
Accrued advisory fee                                                3,184
Accrued trustees' fees                                                689
Accrued distribution fees                                           2,708
Other payables and accrued expenses                                    15
                                                        ------------------
     Total liabilities                                                                   100,498
                                                                            ---------------------

Net Assets                                                                $            1,506,018
                                                                            =====================

Net Assets consist of:
Paid in capital                                                           $            1,806,914
Accumulated undistributed net investment income(loss)                                    (63,162)
Accumulated undistributed net realized gain(loss)                                         42,358
Net unrealized (depreciation) on investments                                            (280,092)
                                                                            ---------------------

Net Assets, for 182,813 shares                                            $            1,506,018
                                                                            =====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($1,506,018/182,813)       $                    8.24
                                                                            =====================


New Cap Contrarian Fund
Statement of Operations for the six months ended April 30, 1998


Investment Income
Dividend Income                                                                                         $            2,592
Interest Income                                                                                                        431
                                                                                                          -----------------
Total Income                                                                                                         3,023


Expenses
Management fee                                                                       $           19,092
12-B1 fees                                                                                        1,909
Trustees' fees                                                                                      635
                                                                                       -----------------
Total Expenses                                                                                                      21,636
                                                                                                          -----------------

Net Investment Income (Loss)                                                                                       (18,613)
                                                                                                          -----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                 8,013
Net realized gain (loss) on options transactions                                                      0
Change in net unrealized appreciation (depreciation) on investment securities                   (55,137)
                                                                                       -----------------
Net gain (loss)                                                                                                    (47,124)
                                                                                                          -----------------
Net increase (decrease) in net assets resulting from operations                                         $          (65,737)
                                                                                                          =================

New Cap Contrarian Fund

Statement of Changes in Net Assets (Unaudited)
                                                                         For the six             For the year
                                                                         months ended                ended
Increase/(Decrease) in Net Assets                                       April 30, 1998         October 31, 1997
Operations
  Net investment income (loss)                                        $        (18,613)                  (44,549)
  Net realized gain (loss) on securities transactions                            8,013                   171,581
  Net realized gain (loss) on options transactions                                   -                   (75,762)
  Change in net unrealized appreciation (depreciation)                         (55,137)                 (177,571)
                                                                        ---------------        ------------------
  Net Increase (decrease) in net assets resulting from operations              (65,737)                 (126,301)
                                                                        ---------------        ------------------
Distributions to shareholders:
  From net investment income                                                         -                         -
  From net capital gains                                                       (38,200)                        -
                                                                        ---------------        ------------------
  Total distributions                                                          (38,200)                        -
                                                                        ---------------        ------------------
Share Transactions
  Net proceeds from sale of shares                                              56,807                   762,466
  Shares issued in reinvestment                                                 38,200                         -
  Shares redeemed                                                             (167,150)                 (461,769)
                                                                        ---------------        ------------------
Net increase (decrease) in net assets resulting
  from share transactions                                                      (72,143)                  300,697
                                                                        ---------------        ------------------
  Total increase (decrease) in net assets                                     (176,080)                  174,396

Net Assets
  Beginning of period                                                        1,682,098                 1,507,702
                                                                        ---------------        ------------------
  End of period [including net investment income (loss) of
   of $(44,549) and $(5,245), respectively]                           $      1,506,018               $ 1,682,098
                                                                        ===============        ==================

New Cap Contrarian Fund

Financial Highlights
                                                       For the six months ended       For the year ended       For the period ended
Selected Per Share Data                                     April 30, 1998             October 31, 1997        October 31, 1996 (b)


Net asset value,                                                 $8.74                       $9.21                    $10.00
                                                     ---------------               -------------             -------------
  begining of period
Income from investment operations
  Net investment income                                          (0.10)                      (0.22)                    (0.05)
  Net realized and unrealized gain (loss)                        (0.33)                      (0.23)                    (0.74)
                                                     ---------------               -------------             -------------
Total from investment operations                                 (0.43)                      (0.45)                    (0.79)
                                                     ---------------               -------------             -------------
Less Distributions
  From net interest income                                        -                           -                         -
  From net capital gain                                          (0.07)                       -                         -
                                                     ---------------               -------------             -------------
Total distributions                                              (0.07)                       -                         -
                                                     ---------------               -------------             -------------
Net asset value,
  end of period                                                  $8.24                       $8.76                     $9.21

Total Return                                                     (6.63%(a)                     (4.89)%             (15.80)(a)%

Ratios and Supplemental Data
Net assets, end of period (000)                              $1,506                      $1,682                    $1,508
Ratio of expenses to
  average net assets                                              2.83%(a)                       2.83%                 2.89(a)
Ratio of net investment income to
  average net assets                                             (2.44)%(a)                     (2.56)%               -1.16(a)
Portfolio turnover rate                                          71%(a)                     146%                       92%(a)
Average commission rate                                           0.0279                      0.0375                    0.0497

(a)    Annualized
(b) May 2, 1996 (commencement of operations) to October 31, 1996.

                             NEW CAP CONTRARIAN FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

1.  ORGANIZATION

The New Cap Contrarian Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on December 26, 1995 and commenced operations on May 2, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the fund is provide maximum long term growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



                             NEW CAP CONTRARIAN FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. However, for the taxable year ended October 31, 1996 the Fund did not qualify to be taxed as a "regulated investment company" for federal income tax purposes. The Fund intends to qualify as a "regulated investment company" in subsequent years. This non-qualification had no effect on net asset value or tax owed by the Fund.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Newport Investment Advisors, Inc. (the "Adviser") to manage the Fund's investments. Kenneth M. Holeski, president and controlling shareholder of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except 12b-1 fees, brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1997 through April 30, 1998, the Adviser received a fee of $19,092 from the Fund.


                             NEW CAP CONTRARIAN FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued
The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 1998, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the fund.

The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $1,806,914.

     Transactions in capital stock were as follows:


                           For the six       For the six months    For the year ended   For the year ended
                          months ended             ended            October 31, 1997    October 31, 1997
                         April 30, 1998        April 30, 1998
                             Shares               Dollars                Shares               Dollars
     Shares sold              7,565               $56,807                82,953              $762,422
  Shares issued in
   reinvestment of
      dividends               5,107                38,200                  0                     0
   Shares redeemed          (21,883)             (167,150)              (54,641)             (461,769)
                            --------             ---------              --------             ---------
                                (9,211)          $(72,143)                 28,312            $300,697


NOTE 5. INVESTMENTS

For the period from November 1, 1997 (commencement of operations) through April 30,1998 , purchases and sales of investment securities, other than short-term investments, aggregated $546,739 and $557,158, respectively. The gross unrealized appreciation for all securities totaled $267,060 and the gross unrealized depreciation for all securities totaled $547,152 for a net unrealized depreciation of $280,092. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $1,886,608. As of April 30, 1998 the Fund has invested 38.7% of its net assets in foreign securities.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             NEW CAP CONTRARIAN FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30,1998, Cheryl Holeski (wife of the President and controlling shareholder of Newport Investment Advisor) owns more than 25% of the fund.

Dear Fellow Shareholders,

         Human nature often runs counter to common sense. While impatience can be a catalyst for change and progress, it can also be the main culprit in many of life's mistakes. Consider this common example: A man is standing in line at the grocery store with a gallon of milk. He's chosen the express line since he has saved time by doing so in the past. After barely moving for five minutes he notices a lady with five bags of groceries heading to her car. He recalls that she was still shopping when he entered the express line. After several more minutes with little progress, he abandons his express line and heads for what appears to be a faster checker. As he now stands in his new, slower line his frustration escalates while watching the folks previously behind him in the express line head for their cars, groceries in hand.
         Obviously in hindsight, the man's impatience caused him to make a poor decision at the worst possible time. It is this same impatience that can cause an investor to sell a lagging stock just before it doubles in price. Similarly, mutual fund investors may be tempted to chase returns, in other words, reverse a good decision in order to chase what appears to be a better return at the moment. It is important to be aware of this basic human tendency.
         In our last annual report, we pointed out the ups and downs that should be expected with our concentrated, yet diversified approach. We emphasized how undervalued our portfolio was compared to the overall market and how well our fund held up on the days when the market took its worst beatings. Finally we noted that our style, while historically successful, had recently produced some disappointing performance, which we viewed as a buying opportunity and recommended that investors do the same.
         Kudos to those who did. "Buying on dips" takes discipline and is never easy, yet the strategy seems to consistently reward investors over time. In the six months since our last writing, shares in the IMS Capital Value Fund have increased by 12.87% (+25.74% annualized). With a diversified portfolio of thirty to thirty-five, hand-picked companies, our results tend to be determined more by the performance of our largest holdings than by the direction of the overall market. Several of the undervalued and largely undiscovered gems in our portfolio have been starting to get noticed. Rubbermaid, our largest holding at 7% of fund assets, gained over 20% during the period, including dividends, as it reported earnings that exceeded Wall Street's expectations. Other top performers among our ten largest holdings included Fruit of the Loom, up 42%, which surprised the analysts with earnings that nearly doubled their expectations; Waste Management, rose 43% as it announced a well-received merger with USA Waste, giving the company access to one of the top C.E.O.'s in the business; Office Depot, up 60% on strong earnings growth; and U.S. West Media, up 50% on a general resurgence of the cable industry after Microsoft's $1 billion investment and extremely positive operating results. Conversely, Sunbeam, after a strategic acquisition of Coleman, First Alert and the maker of Mr. Coffee, surprised everyone with very disappointing earnings as the stock got clobbered, dropping from $45 to $25.


          For investors who purchased shares at the fund's inception in August of 1996, your investment adjusted for dividends and capital gains has gained 36.12% or 19.46% on an annualized basis. The fund has returned 19.83% to shareholders over the last 12 months.
         We continue to search out quality companies trading at historically low valuations based on their fundamentals: Price-to-book, price-to-earnings, price-to-sales and price-to-cash flow. We look for globally-diversified companies with good business characteristics that have been out of favor with investors for quite some time. We analyze twenty-eight aspects of the company using our valuation model and assign a score based on the results. If we determine that a company is a candidate for ownership, we then wait for the company to exhibit some concrete signs that a turn around is indeed underway. By owning a diversified collection of undervalued, blue chip stocks with the above characteristics, we believe the fund provides shareholders with a lower level of risk than many other, more aggressive investment styles.
         Runaway bull markets can have some very strange side effects. They can make some very smart managers look a bit boring and they have a way of making lucky speculators look smart. The term "bull market genius" comes to mind. These are the folks who've seen a couple of their stocks double in the last two years and are now ready to start telling you what to do with your money. We've also seen some well-known value managers throw in the towel and start chasing over-priced growth stocks such as Coke, Gillette and Microsoft. Although the market may be trading at record highs, the companies in your fund's portfolio are still very reasonably priced. While the S & P 500 trades at roughly six times book value, the IMS Capital Value Fund trades at just three times book. Be assured that our convictions remain strong. We will not be drawn into the fray of frothy and excessive valuations, rather, we will continue striving to both grow and protect our shareholders assets.
         Thank you for joining all of us at IMS Capital Management as shareholders in the fund. We are working diligently towards our goal of making the IMS Capital Value Fund one of the most respected and successful value funds in the industry.


Carl W. Marker                              Douglas E. Johanson, C.F.A
Portfolio Manager                           Research Analyst

IMS Capital Value Fund
Schedule of Investments  - (Unaudited) April 30, 1998


Common Stocks - 94.7%                                              Shares                         Value
Apparel - 5.5%
Fruit of the Loom  (a)                                                  17,000                       $ 635,375
Nike Inc. (Class B)                                                      1,000                          47,750
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       683,125
                                                                                           --------------------
Cable TV & Equipment - 7.4%
General Instrument Corp.                                                19,000                         426,313
U.S. West Media Group (a)                                               13,000                         490,750
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       917,063
                                                                                           --------------------

Communications - 5.0%
Paging Network Inc.                                                     24,000                         337,500
Motorola Inc.                                                            5,000                         278,125
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       615,625
                                                                                           --------------------
Computer & Related Technologies - 12.8%
Electronic Data Systems                                                 16,000                         688,000
Intel Corp.                                                              4,000                         323,250
Novell, Inc.(a)                                                         27,000                         270,000
Symantec Corp.                                                          10,000                         290,000
                                                                                           --------------------
                                                                                           --------------------
                                                                                                     1,571,250
                                                                                           --------------------
Computers & Peripherals - 2.6%
American Power Conversion (a)                                           10,000                         321,875
                                                                                           --------------------

Environmental -  5.2%
Waste Management Inc.                                                   19,000                         636,500
                                                                                           --------------------

Food & Tobacco - 3.8%
RJR Nabisco Holdings Corp.                                              17,000                         472,812
                                                                                           --------------------

Food Distribution - 2.3%
Fleming Companies                                                       15,000                         281,250
                                                                                           --------------------

Other Services - 5.4%
H & R Block                                                              7,400                         333,000
Olsten Corp.                                                            24,000                         328,500
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       661,500
                                                                                           --------------------
Healthcare Products - 6.0%
Bausch & Lomb                                                            7,500                         370,781
IVAX Corp. (a)                                                          38,000                         370,500
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       741,281
                                                                                           --------------------

Other Consumer Goods Services - 8.8%
Singer Co.                                                              25,000                         242,188
Shaw Industries, Inc.                                                   28,000                         453,250
Toy Biz (a)                                                             37,000                         386,187
                                                                                           --------------------
                                                                                           --------------------
                                                                                                     1,081,625
                                                                                           --------------------
IMS Capital Value Fund
Schedule of Investments  - (Unaudited) April 30, 1998 - continued

Common Stocks - continued

Hospitals & Managed Care - 4.9%                                    Shares                         Value
PacifiCare Health Systems, Inc. (Class A) (a)                            4,500                       $ 316,125
Foundation Health Systems (a)                                           10,000                         289,375
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       605,500
                                                                                           --------------------
Household Products - 8.9%
Sunbeam  Corp.                                                          13,000                         326,625
Rubbermaid Inc.                                                         27,000                         772,875
                                                                                           --------------------
                                                                                           --------------------
                                                                                                     1,099,500
                                                                                           --------------------
Insurance - 2.8%
Conseco Inc.                                                             7,000                         347,375
                                                                                           --------------------

Energy - 2.8%
YPF S.A. Sponsored ADR (a)                                              10,000                         348,750
                                                                                           --------------------

Retail - 7.6%
PETsMART, Inc. (a)                                                      37,000                         434,750
Office Depot Inc. (a)                                                   15,000                         496,875
                                                                                           --------------------
                                                                                                       931,625
                                                                                           --------------------
Utilities -  2.9%
Niagra Mohawk Power(a)                                                  14,000                         171,500
Texas Utilities Co.                                                      4,500                         180,000
                                                                                           --------------------
                                                                                           --------------------
                                                                                                       351,500
                                                                                           --------------------
TOTAL COMMON STOCKS (Cost $ 9,957,310)                                                            $ 11,668,156
                                                                                           ====================
Money Market Securities - 5.3%
Star Treasury 4.61%, 12/31/98 (Cost $ 648,159)                                                         648,159
                                                                                           --------------------
TOTAL INVESTMENTS - 100.0% (Cost $ 10,605,469)                                                      12,316,315

     Other assets less liabilities                                                                       2,310
                                                                                           --------------------

TOTAL NET ASSETS - 100%                                                                           $ 12,318,625
                                                                                           ====================

(a) non-income producing




IMS Capital Value Fund
Statement of Assets & Liabilities (Unaudited)
April 30, 1998

Assets
Investment in securities, at value (cost $10,605,469)                  $            12,316,315
Interest receivable                                                                        441
Deferred Organizational Costs                                                           20,214
                                                                         ----------------------
     Total assets                                                                   12,336,970

Liabilities
Redemptions payable                                              1,931
Accrued advisory fee payable                                    16,415
                                                    -------------------

     Total liabilities                                                                  18,346
                                                                         ----------------------

Net Assets                                                                        $ 12,318,624
                                                                         ======================

Net Assets consist of:
Paid in capital                                                        $            10,829,388
Accumulated undistributed net investment income                                       (108,185)
Accumulated undistributed net realized gain                                           (113,425)
Net unrealized appreciation on investments                                           1,710,846
                                                                         ----------------------

Net Assets, for 975,430 shares                                                    $ 12,318,624
                                                                         ======================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($12,318,624/975,430)   $                    12.63
                                                                         ======================







IMS Capital Value Fund
Statement of Operations for the six months ended April 30, 1998 (Unaudited)


Investment Income
Dividend Income                                                                            $               59,250
Interest Income                                                                                             4,233
                                                                                             ---------------------
Total Income                                                                                               63,483


Expenses
Investment advisory fee                                             $               86,761
Administration fee                                                                  15,000
Transfer agent fee                                                                  11,964
Fund accounting fee                                                                  8,100
Legal fees                                                                           4,244
Custodian fee                                                                        4,003
Amortization of ogranizational expenses                                              2,416
Audit fees                                                                             690
Registration fees                                                                    1,954
Shareholder reports                                                                  1,957
Trustees fees                                                                          270
Miscellaneous                                                                        2,306
                                                                      ---------------------
Total operating expenses before reimbursement                                      139,665
Reimbursed expenses                                                                (42,115)
                                                                      ---------------------
Total operating expenses                                                                                   97,550
                                                                                             ---------------------


Net Investment Income (Loss)                                                                              (34,067)
                                                                                             ---------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                  (90,558)
Change in net unrealized appreciation (depreciation) on
 on investment securities                                                        1,511,303
                                                                      ---------------------
Net gain (loss) on investment securities                                                                1,420,745
                                                                                             ---------------------
Net increase (decrease) in net assets resulting
  from operations                                                                          $            1,386,678
                                                                                             =====================


Statement of Changes in Net Assets (Unaudited)            For the six             For the
                                                             months ended        year ended
                                                         April 30, 1998            October 31, 1997
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                        $         (34,067)              (48,844)
  Net realized gain (loss)                                      (90,558)              672,917
  Change in net unrealized appreciation (depreciation)        1,511,303               (44,863)
                                                         ---------------       ---------------
  Net Increase in net assets resulting from operations        1,386,678               579,210
                                                         ---------------       ---------------
Distributions to shareholders:
  From net investment income                                    (25,273)                    -
  From net capital gain                                        (682,377)                    -
                                                         ---------------       ---------------
                                                         ---------------       ---------------
  Total distributions                                          (707,650)                    -
                                                         ---------------       ---------------
Share Transactions
  Net proceeds from sale of shares                            2,011,841             5,141,834
  Shares issued in reinvestment                                 702,348                     -
  Shares redeemed                                            (1,006,542)             (529,761)
                                                         ---------------       ---------------
Net increase in net assets resulting
  from share transactions                                     1,707,647             4,612,073
                                                         ---------------       ---------------
  Total increase in net assets                                2,386,675             5,191,283

Net Assets
  Beginning of period                                         9,931,949             4,740,666
                                                         ---------------       ---------------
  End of period [including undistributed net investment
   income (loss) $(34,067) and $(48,844), respectively$]     12,318,624           $ 9,931,949
                                                         ===============       ===============




























IMS Capital Value Fund
Financial Highlights (Unaudited)                                 For the six                For the                 For the
                                                                     months ended         year ended               period ended
Selected Per Share Data                                             April 30, 1998         October 31, 1997       October 31, 1996

Net asset value, beginning of period                                        $12.06                  $10.76                  $10.00
                                                               -----------------        ----------------        ----------------
Income from investment operations
  Net investment income                                                     -(0.04)                  (0.08)                  (0.01)
  Net realized and  unrealized gain (loss)                                    1.37                    1.38                    0.77
                                                               -----------------        ----------------        ----------------
Total from investment operations                                              1.41                    1.30                    0.76
                                                               =================        ================        ================
Less Distributions
  From net interest income                                                   (0.03)                   0.00                    0.00
  From net capital gain                                                      (0.81)                   0.00                    0.00
                                                               -----------------        ----------------        ----------------
                                                               -----------------        ----------------        ----------------
Total distributions                                                          (0.84)                   0.00                    0.00
                                                               -----------------        ----------------        ----------------
Net asset value, end of period                                              $12.63                  $12.06                  $10.76
                                                               =================        ================        ================

Total Return                                                                 25.(a)                  12.08%                  30.(a)

Ratios and Supplemental Data
Net assets, end of period (000)                                        $ 12,319                  $9,932                  $4,741
Ratio of expenses to
  average net assets                                                          2.(a)                   2.54%                   1.(a)
Ratio of expenses to average net
  assets before reimbursement                                                 1.(a)                   1.97%                   3.(a)
Ratio of net investment income to
  average net assets                                                         (0.(a))                 (0.64%)                 (0.(a)%
Ratio of net investment income to average
  net assets before reimbursement                                            (1.(a))                  1.20%                  (2.(a)%
Portfolio turnover rate                                                      34.(a)                  34.76%                   3.56%
Average commission rate                                                       0.05142                 0.0439                  0.0416

                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998



NOTE 1.  ORGANIZATION
The IMS Capital Value Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on July 30, 1996 and commenced operations on August 5, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to provide long-term growth to its shareholders a value oriented contrarian philosophy by investing in large high quality dividend paying U.S. companies. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     The Fund retains IMS Capital Management, Inc. (the "Adviser") to manage the Fund's investments. Carl W. Marker, Chairman and President of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.
     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.59% of the average daily net assets of the Fund. For the period from November 1, 1997 through April 30, 1998, the Adviser received a fee of $86,761 from the Fund. The Adviser is voluntarily reimbursing certain Fund expenses. There is no assurance that such reimbursement will continue in the future.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 1998, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the fund.





                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS

     As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at was $10,829,388.

     Transactions in capital stock were as follows:






                       For the year  ended For the year ended For the year ended
                         For the year ended April 30, 1998 April 30, 1998 October 31, 1997 October 31, 1997

                             Shares               Dollars                Shares               Dollars
     Shares sold             173,176             $2,011,841             426,253             $5,141,834
  Shares issued in
   reinvestment of
      dividends              65,032               702,348                  0                     0
   Shares redeemed          (86,549)            (1,006,542)             (43,144)             (529,761)
                            --------            -----------             --------             ---------
                               151,659         $1,707,647               383,109             $4,612,073


NOTE 5. INVESTMENTS
For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $4,702,710 and $3,702,590, respectively. The gross unrealized appreciation for all securities totaled $2,132,463 and the gross unrealized depreciation for all securities totaled $421,618 for a net unrealized appreciation of $1,710,845. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $10,605,469.




                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         Fountainhead Special Value Fund
                         King Investment Advisors, Inc.

Fellow Shareholders:

For the six months ended April 30, 1998, we are pleased to report that the Fountainhead Special Value Fund delivered outstanding results, generating a return of 23.2% for its shareholders and outperforming its benchmark indices, the S&P 500 (+22.5%) and the S&P 400 MidCap Index (+19.2%). In fact, for the twelve months ended April 30, 1998, the Fund handily outperformed its comparable indices, returning 67.1% (versus 41.1% for the S&P 500 and 47.9% for the S&P
400), and ranked second of 278 among all other mid-cap funds over the same time frame, according to Lipper Analytical Services.

                                      CHART

Recent Success and the Role of our Private-Market Value Approach

Consistent with our prior period's results, the Fund's returns were once again aided by our success in identifying stocks trading at a discount to their private-market value. Over the six-month period, five additional mergers or acquisitions of stocks owned in the Fund were announced. We started 1998 on solid ground as Southern New England Telecommunications (SNG), a Connecticut-based independent telecommunications company, announced a definitive agreement to be acquired by SBC Communications, Inc. for 0.8784 shares of SBC stock ($65.83 per share). KING first bought SNG for the Fund at the end of June 1997 at an average price of $40.15 per share. At the time, we believed the Company would eventually be acquired as industry consolidation progressed and companies continued to build mass to compete more efficiently and effectively. We estimated that SNG was worth approximately $60 to $70 per share on a deal. As a result of the acquisition, SNG generated a return of more than 60% for the Fund's shareholders. After the acquisition was announced, we sold our position to realize our gains, as SNG had met our price target. The merger will probably not close until the end of 1998 as both companies seek regulatory approval and may face possible antitrust concerns. Rather than waiting to receive SBC stock, we decided to redeploy the capital elsewhere. Also in January, Comcast UK Cable Partners, a small-cap operator of Comcast Corp.'s cable-television and telecommunications assets in the United Kingdom, announced an agreement to be acquired by NTL, Inc. at a 30% premium to the prior day's close.

On February 13, the acquisition of Coast Savings Financial (CSA) by H. F. Ahmanson (AHM) closed. The acquisition, announced in October 1997, had to that point generated a 37% return for the Fund's shareholders. After the announcement of AHM's CSA acquisition, we decided to hold CSA and receive AHM stock, as AHM's fundamentals were positive and the recent CSA purchase made it California's trophy S&L franchise. We believed that another financial institution would eventually acquire AHM and that it was worth $80 to $90 per share. Our analysis proved accurate. On March 17--just over a month after the CSA merger closed--AHM announced a definitive agreement to be acquired by Washington Mutual (WAMU) for approximately $80 per share in stock. As a result of our original position in CSA, Fountainhead shareholders were able to experience a 52% gain over the sixteen-month holding period.

Also in March, 360(degree) Communications Company (XO)--one of the Fund's larger positions--entered into an agreement to be purchased by Alltel, Inc. We first bought XO when it was trading at a steep discount to its private-market value; we thought the Company, with expertise in its field of business, was a takeover candidate for a larger telecommunications company. A takeover would serve as a catalyst for the Company to reach its private-market value of approximately $35 per share. On March 16, 1998, XO announced a definitive agreement to be acquired by Alltel (AT), an Arkansas-based wireline- and wireless-telecom company, for approximately $34 per share in stock (0.74 Alltel shares for each XO share). XO was one of the first purchases made in the Fund at an average cost of $18.88 per share. The result is an 80% price appreciation over the sixteen-month holding period. In light of the acquisition news, we are reviewing the transaction to see if it would be beneficial to hold out for Alltel stock. We believe that AT itself may be a takeover candidate.

Finally, on April 3, Long Island Bancorp (LISB) announced a definitive agreement to be acquired by Astoria Financial for approximately $70 per share in stock. The LISB acquisition will give Astoria $16.6 billion in assets and 96 branches on New York's Long Island and surrounding areas; the area's ten million residents comprise one of the wealthiest markets in the nation. KING originally purchased LISB for its solid fundamentals; non-performing assets were only 1.03% of total assets, earnings had been strong, and LISB's mortgage-banking divisions provided diversified revenues. In addition, LISB, well-positioned in its markets, was an attractive acquisition candidate for a larger national bank looking to tap into the New York market or for a large New York institution seeking to solidify market share. We estimated LISB's private-market value in the $55 to $65 per-share range. We originally bought the stock at an average cost of $40.63 per share; thus, our shareholders' price appreciation has been 60% over its relatively short holding period. At this point, we are analyzing Astoria's prospects, which are quite good. In fact, it is possible that Astoria will be purchased in the next one to two years. We estimate the private-market value (of the proforma Astoria) to be in the $80 to $90 per-share range.

Why Own Mid-Cap Stocks?

Conventional wisdom holds that small- and mid-cap stocks are always more risky investments than their large-cap brethren. As usual, conventional wisdom is wrong. Recent years have seen one of the most narrow markets in history, one in which just a handful of large-cap names have driven the performance of the well-known indices. For example, in 1997, only 33 stocks in the S&P 500 (6% of the index) accounted for 50% of the return for the year. In 1996, only 25 (5% of the index) accounted for 50% of the move.

While these large-cap names outperform for a number of reasons, three are primary:

      Large-cap stocks are generally more liquid.

      Index funds (primarily those based on the large-cap-biased S&P 500) are extremely popular.

      Large sums of money are flowing into the markets; managers are penalized for holding cash, and thus they must put their capital to work somewhere. The well-known large-cap names generally require less analytical work, so they have become a parking place for unwanted cash.

As a result, returns have been stellar in the large-cap names; however, their valuations have now reached historically high levels. In fact, most of these stocks are trading at huge premiums to their respective growth rates. For example:

       1998E P/E         1999E P/E  P/E-to-Growth Rate           Price/Book
Pfizer 57.6x 48.1x 3.3x `99E 2.7x `98E 19.0x Gillette 40.0x 33.9x 2.3x `99E 1.9x
`98E 14.1x  Proctor & Gamble  31.0x  27.4x 2.4x `99E 2.1x `98E 10.9x Merck 27.4x
23.6x 1.9x `99E 1.6x `98E 11.4x Bristol-Myers  Squibb 29.5x 26.3x 2.2x `99E 2.0x
`98E 14.7x Dell Computer 38.9x 30.8x 1.3x `99E 1.0x `98E 35.5x  Microsoft  55.7x
46.9x 2.3x `99E 2.0x `98E 201.x  Coca-Cola 45.1x 38.6x 2.6x `99E 2.2x `98E 25.3x
We do not own any of these commonly held stocks because their valuations are too high. Stocks are frequently considered fully valued when trading at, or in some cases, at a slight premium to, their respective growth rates. While many of the companies in the above list are certainly well-run, have great franchises and excellent management teams, and in many cases trade at slight premiums to their peers, their current multiples are extreme. Quality is worth a higher premium, but is it worth these extreme multiples--in many cases double that of the S&P 500 and two to three times that of their growth rates?

Furthermore, the stock prices of many of these large-cap companies continue to rise, despite declining earnings estimates for the group. On the other hand, the estimates for small- and mid-cap stocks are remaining constant, or in many cases rising. In the small-cap area, estimates have been revised, but on average a mere 1.6% downward. The mid-cap earnings estimates are almost unchanged, falling 0.1% over the past month. In addition, most of the large-cap multinationals have some Asian exposure. If the situation in the Far East continues to deteriorate, further downward revisions may be necessary. (Motorola, Intel, Hewlett-Packard, and many other high-tech names have already felt the pressure). Should earnings estimates be lowered, and projected earnings growth rates be revised down, these stocks will look more expensive on a valuation basis.

The question now becomes how to define risk. If risk is a function of downside potential and overvaluation, then many large-cap stocks, while wonderfully well-run companies, are currently risky investments. King Investment Advisors is a value manager. As a result of the run-up in most large-cap stocks over the last several years, and the lofty multiples at which they are currently trading, the mid- and small-cap areas seem very attractive to us at current levels. While many of these stocks may prove more volatile over short periods of time (quarter-to-quarter), we are paying more realistic prices for these companies as evidenced by our equity statistics outlined below (as April 30, 1998):

                                      Fountainhead          S&P 500
Price/Earnings (`98E):                    19.4x              23.1x
Price/Book:                               3.5x                6.0x
Despite the historically high valuation level of the overall market, we continue to find value in attractive, unique companies in the mid- and small-cap areas. This market niche dovetails nicely with our investment style and philosophy, as many smaller companies have solid management, differentiated strategies, and often dominance in a particular market segment or geographical region; however, these companies are not often large enough to compete effectively with the larger national players. As a result, they are frequently considered attractive assets for a larger company and are bought out. (We certainly are not the only ones uncovering these gems; larger competitors and (eventually) the market also identify them over time. We merely try to be there first to realize most of the potential gains.) Although we do not actively seek companies viewed solely as acquisition candidates, our investment style and philosophy tend to identify companies which others may also eventually view as attractive. Essentially, benefiting from merger and acquisition activity is a natural by-product of our investment process.

We are pleased to report that our strong performance record continues to attract new investors, while our existing investors have stayed with us. The Fund's assets grew from $2.6 million on October 31, 1997 to $6.7 million on April 30, 1998. Of course, this represents capital appreciation as well as investments by new shareholders.

Since all our investment team, and most of our administrative staff, have money invested in the Fund, you can be assured we will continue to do our best.



Sincerely,



Roger E. King
Chairman and President

Fountainhead Special Value Fund
Schedule of Investments - (Unaudited) - April 30, 1998




Common Stocks - 99.9%                                     Shares                    Value
Banks and Bank Holding Companies - 16.2%
Banc One Corp.                                                 880                    $ 51,755
Bayview Capital Corp.                                        6,500                     212,063
Reliance Bancorp, Inc.                                       2,750                     108,625
Riggs National Corp.                                         7,200                     207,450
Trans Financial Inc.                                         2,450                     135,975
United Bankshares, Inc.                                      4,600                     120,175
Wells Fargo & Co.                                              700                     257,950
                                                                                ---------------
                                                                                     1,093,993
                                                                                ---------------
Communications - 17.2%
360 Communications (a)                                       7,400                     226,162
Clearnet Communications Inc. (a)                            17,000                     236,937
DSC Communications, Inc. (a)                                10,100                     181,800
Paxon Communications Corp.                                  18,000                     241,875
Rural Cellular Corp (a)                                      8,400                     149,100
Western Wireless Corp.(a)                                    6,400                     124,800
                                                                                ---------------
                                                                                ---------------
                                                                                     1,160,674
                                                                                ---------------
Computer Services & Software - 2.3%
Intuit Inc. (a)                                              2,900                     154,244
                                                                                ---------------

Drugs - 6.8%
Dura Pharmaceuticals, Inc.                                   6,400                     169,600
                                                                                ---------------

Financial Services - 3.5%
FBR Asset Investment Corp. (b)                               5,000                     105,000
Lehman Brothers Holdings                                     1,800                     127,912
                                                                                ---------------
                                                                                ---------------
                                                                                       232,912
                                                                                ---------------
Healthcare & Healthcare Services - 12.0%
Capital Senior Living Corp.                                 16,000                     239,000
Integrated Health Services                                   3,600                     138,825
Mariner Health Corp.                                           710                      12,869
Paragon Health Network, Inc.(a)                              9,990                     186,688
St. Jude Medical Inc. (a)                                    6,500                     230,344
                                                                                ---------------
                                                                                ---------------
                                                                                       807,726
                                                                                ---------------
Insurance - 2.7%
Amerin Corp. (a)                                             5,800                     184,512
                                                                                ---------------

Media & Leisure - 7.0%
Century Communications-CL                                   17,000                     263,500
Lynch Corp. (a)                                              1,500                     156,750
US WEST Media Group, Inc. (a)                                1,400                      52,850
                                                                                ---------------
                                                                                       473,100
                                                                                ---------------
Fountainhead Special Value Fund - continued
Schedule of Investments - (Unaudited) - April 30, 1998 - continued

Common Stocks - continued                                 Shares                    Value
Oil & Gas Services - 13.7%
R & B Falcon Corp. (a)                                       6,900                     221,231
Rowan Companies, Inc. (a)                                    8,000                     235,500
Santa Fe International Corp.                                 6,900                     270,394
                                                                                ---------------
                                                                                ---------------
                                                                                       727,125
                                                                                ---------------
Oil & Gas Exploration & Production - 2.9%
Neuvo Energy Co. (a)                                         5,400                     192,375
                                                                                ---------------

Retail Stores - %
Duane Reade Inc.                                            12,000                     285,000
Dominick's Supermarkets, Inc                                 6,000                     240,375
Saks Holdings Inc.                                          10,000                     223,125
                                                                                ---------------
                                                                                ---------------
                                                                                       748,500
                                                                                ---------------

Thrifts, Savings & Loans -  11.6%
Ahmanson (H.F.) & Co.                                        1,750                     133,438
Bank United Financial (a)                                   14,500                     235,625
Coast Federal                                                1,300                      22,019
Dime Bancorp                                                 1,900                      58,306
Long Island Bancorp                                          2,400                     158,400
St. Paul Bancorp                                             2,000                      50,000
Sovereign Bancorp. Inc                                       6,480                     122,310
                                                                                ---------------
                                                                                       780,098
                                                                                ---------------
TOTAL COMMON STOCKS (Cost $5,510,512)                                                6,724,859
                                                                                ---------------

Money Market Securities - 0.2%
Star Treasury, 4.92%, 12/31/98 (Cost $10,431)                                           10,431
                                                                                ---------------

TOTAL INVESTMENTS - 100% (Cost $5,520,943)                                           6,927,665
Liabilities less other assets - (0.1%)                                                  (3,990)
                                                                                ---------------
Total Net Assets                                                              $      6,923,675
                                                                                ===============


Legend
(a) non-income producing
(b) private placement

Fountainhead Special Value Fund                                   April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $5,520,943)                     $           6,735,290
Subscriptions receivable                                                                   165
Dividends receivable                                                                     1,960
Interest receivable                                                                        634
                                                                           --------------------
     Total assets                                                                    6,738,049

Liabilities
Accrued investment advisory fee payable                          $ 6,578
Other payables and accrued expenses                                  171
                                                      -------------------
     Total liabilities                                                                   6,749
                                                                           --------------------

Net Assets                                                                         $ 6,731,300
                                                                           ====================

Net Assets consist of:
Paid in capital                                                          $           5,282,998
Accumulated undistributed net investment income                                         (8,955)
Accumulated undistributed net realized gain                                            242,910
Net unrealized appreciation on investments                                           1,214,347
                                                                           --------------------

Net Assets, for 412,933 shares                                                     $ 6,731,300
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($6,731,300/412,933)      $                  16.30
                                                                           ====================


Fountainhead Special Value Fund
Statement of Operations for the six months ended April 30, 1998 (Unaudited)


Investment Income
Dividend Income                                                                                     $               3,488
Interest Income                                                                                                    13,150
                                                                                                       -------------------
Total Income                                                                                                       16,638


Expenses
Investment advisory fee                                                        $             20,446
Administration fees                                                                          15,297
Transfer agent fees                                                                           6,952
Pricing & bookkeeping fees                                                                    4,800
Legal fees                                                                                    4,173
Custodian fees                                                                                3,346
Audit fees                                                                                      690
Registration fees                                                                            12,275
Shareholder reports                                                                           3,375
Trustees' fees                                                                                  270
Miscellaneous                                                                                   224
                                                                                 -------------------
Total operating expenses before reimbursement                                                71,848
Reimbursed expenses                                                                         (47,799)
                                                                                 -------------------
Total operating expenses                                                                                           24,049
                                                                                                       -------------------
Net Investment Income                                                                                              (7,411)
                                                                                                       -------------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                                  257,818
Change in net unrealized appreciation on investment securities                              849,358
                                                                                 -------------------
Net gain (loss) on investment transactions                                                                      1,107,176
                                                                                                       -------------------
Net increase in net assets resulting from operations                                                $           1,099,765
                                                                                                       ===================











Fountainhead Special Value Fund
Statement of Changes in Net Assets (Unaudited)

                                                                           For the six             For the
                                                                          month period ended     period ended
Increase/(Decrease) in Net Assets                                         April 30, 1998          October 31, 1998 (a)
Operations
  Net investment (loss)                                                          $ (7,411)             $ (1,544)
  Net realized gain                                                               257,818                19,269
  Change in net unrealized appreciation                                           849,358               364,989
                                                                         -----------------     -----------------
  Net Increase in net assets resulting from operations                          1,099,765               382,714
                                                                         -----------------     -----------------
Distributions to shareholders:
  From net investment income                                                            -                     -
  From net realized gain                                                          (34,177)                    -
                                                                         -----------------     -----------------
Total distributions                                                               (34,177)                    -
                                                                         -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                              3,054,107             2,274,079
  Shares issued in reinvestment                                                    34,164                     -
  Shares redeemed                                                                 (51,760)              (27,592)
                                                                         -----------------     -----------------
Net increase in net assets resulting
  from share transactions                                                       3,036,511             2,246,487
                                                                         -----------------     -----------------
  Total increase in net assets                                                  4,102,099             2,629,201

Net Assets
  Beginning of period                                                           2,629,201                     -
                                                                         -----------------     -----------------
  End of period [including undistributed net investment loss of
    ($7,411) and ($1,544), respectively.                                      $ 6,731,300           $ 2,629,201
                                                                         =================     =================

(a) December 31, 1996 (commencement of operations) to October 31, 1998










Fountainhead Special Value Fund
Financial Highlights (Unaudited)
Selected Per Share Data

                                                           For the six          For the
                                                        month period ended    period ended
                                                          April 30, 1998   October 31, 1998 (c)

Net asset value, beginning of period                        $ 13.35                  $ 10.00
                                                     ============             ============
Income from investment operations
  Net investment income                                       (0.03)                   (0.02)
  Net realized and unrealized gain (loss)                      3.12                     3.37
                                                     ------------             ------------
Total from investment operations                               3.09                     3.35
                                                     ------------             ------------
Less Distributions
  From net interest income                                     -                        -
  From net realized gain                                      (0.14)
                                                     ------------
                                                     ------------             ------------
Total distributions                                           (0.14)
                                                     ------------             ------------
Net asset value, end of period                              $ 16.30                  $ 13.35
                                                     ============             ============

Total Return                                                  46.(a)                   40.(a)

Ratios and Supplemental Data
Net assets, end of period (000)                           $6,731                   $2,629
Ratio of expenses to  average net assets                       1.11%(a)(b)                 0.97%(a)
Ratio of expenses to  average net assets
  before reimbursement                                         3.33%(a)(b)                 8.25%(a)
Ratio of net investment income to
  average net assets                                         -(2.56)%(a)                  (0.16%(a)
Ratio of net investment income to average
  net assets before reimbursement                            -(0.34)%(a)                  (7.45)%(a)
Portfolio turnover rate                                      133.78%(a)                  130.63(a)
Average commissions paid                                       0.0529                   0.0637

(a) Annualized
(b) For the period November 1, 1997 to the fund's advisor agreed to reimburse expenses (c) December 31, 1996 (commencement of operations) to October 31, 1998

                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998



NOTE 1.  ORGANIZATION
The Fountainhead Special Value Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on October 20, 1995 and commenced operations on December 31, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Funds investment objective is to provide long term capital growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



                         FOUNTAINHEAD SPECIAL VALUE FUND
                                               NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     The Fund retains King Investment Advisors, Inc. (the "Adviser") to manage the Fund's investments. Roger King, President of the Adviser, is primarily responsible for the day to day management of the Fund's portfolio.
     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.43% of the average daily net assets of the Fund. For the period from November 1, 1997 through April 30, 1998, the Adviser has received a fee of $20,446 from the Fund. The Adviser is voluntarily reimbursing certain Fund expenses. There is no assurance that such reimbursement will continue in the future.










                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


NOTE 4.  CAPITAL SHARE TRANSACTIONS
   As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $.

     Transactions in capital stock were as follows:





                       For the six months    For the six months         For the               For the
                              ended                ended              period ended         period ended
                         April 30, 1998        April 30, 1998     October 31, 1997(a)   October 31, 1997(a)


                             Shares               Dollars                Shares               Dollars
     Shares sold             216,924             $3,054,108             199,337             $2,474,079
  Shares issued in
   reinvestment of
      dividends               2,614                 34,164                 -                     -
   Shares redeemed           (3,570)              (51,760)              (28,359)             (27,592)
                             -------              --------              --------             --------
                               215,968            $3,036,512            196,962             $2,246,487

(a) For the period December 31, 1996 (commencement of operations) to October 31, 1997.

NOTE 5. INVESTMENTS

For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $5,949,938 and $2926,617, respectively. The gross unrealized appreciation for all securities totaled $1,214,525 and the gross unrealized depreciation for all securities totaled $178 for a net unrealized appreciation of $1,214,347. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $5,520,943.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

May 2, 1998


Dear Shareholder:

The events of the last few months have convinced us that the world has gone crazy when it comes to the valuation of securities. In fact, we do not believe that there is a "securities" market anymore. Instead, we believe that it should be called a "specurities" market; this would take the "secure" part out, while spotlighting the speculative nature of the marketplace. The Corbin Small-Cap Value Fund is not caught up in that madness and consequently, for the past six months, paid the price. While everyone would agree that Rome was not built in a day, it seems that fortunes on Wall Street can be made almost that quickly. Pfizer, EntreMed, Lucent Technologies, and a few others have been the latest to be caught up in this tidal wave of speculative buying.

As we said in our first annual report, the Fund's goal is to produce a 12%-18% return per year. With the Fund two months away from its first full year in operation, we believe that will be achieved. More importantly, this return would have been delivered whether times were good or bad, in my opinion. We have assembled a group of securities that are not really correlated with any major market index; they are a group that will move based on their own fundamentals.


OVERALL PORTFOLIO CHARACTERISTICS AND COMMENTARY

As of April 30th, the portfolio contained 34 equities, with 100% of the money in equity securities, and 0% in cash. During the first quarter of the year, our research team has been on the road trying to find investment opportunities that have no risk (defined as long term impairment of capital) and that have the potential to double in price during the next three-to-five years. This is the same thing we have been doing for the last six years, with an overall accomplishment of our goals. What has changed over that time is the view of the market toward certain stocks and certain industries. In 1990, a broker could have stood on the street corner at Seventh and Main in Fort Worth selling shares of Chase, Citicorp, Travelers, and Wells Fargo at 15% off their current price and gotten few takers. For decades, these stocks rarely achieved any premium over their book value; today they stand at over 5X book. Which is closer to the true valuation, where they are now, or where they had been for decades? When I came to Fort Worth for school, the hot stocks both here and on Wall Street were Western Company, Gearheart, and Pengo. When the books were closed on these stocks, they all ended up in the worst chapter of them all: Chapter 11. For proof of how quickly things can change on Wall Street, investors should look at those three gems.

Some people think that our view is narrow-minded and pessimistic in this new era of prosperity. However, many investors have forgotten one thing: risk. When everyone is convinced that a new time has dawned, risk is at its highest point, and that our participation is limited on the downside. The way this is accomplished is through the "three Vs": virtue, verification, and valuation. By virtue of our process, we are going to turn up names that over the long-term will be capable of doubling in price over our investment time horizon. These are statistically cheap businesses that have favorable fundamentals. We verify these facts by visiting the companies before we invest, and then we revisit them to make sure the situation has not changed. We invite you to call Dick Moeller at VTEL, Tim Duke at Steel of West Virginia, Jim Beltrame at Successories, or almost any other CEO of a stock in the portfolio to ask about our verification and "hands-on" activity. Finally, our valuation techniques ensure that we will receive substantially more than we are paying for. We will not "pay-up" for something that is trendy, despite its short-term momentum.

Runaway bull markets have the ability to make smart people look dumb, and dumb people look pretty smart. After twenty years of buying stocks, we know that this current craze will also pass, and when it does, many people will be weeping. This change may begin tomorrow, or not for some period of time. However, we believe that when it does occur, what we do and how we do it will have earned the most important V, that of vindication.


PERFORMANCE DISCUSSION

As the saying goes, "Which would you rather have first, the good news or the bad news?" The good news is that, since June 30, 1997 (our inception date) the Fund has returned 11.73%, very close to our annual goal of 12%-18%. The bad news is that the Fund generated a total return of 1.30% for the six month period ended April 30, 1998. The Russell 2000 finished up 12.14% and the S&P 600 finished up 13.13%. This was a bitter pill to swallow, particularly because it appeared that the half-year period would be relatively quiet, thanks to the profit picture and steady U.S. interest rates.

The "Magnificent Seven" (Duckwall-Alco, Durakon, Quanex, Perceptron, Successories, VTEL, and RailTex) let the portfolio down. Since these securities comprised a significant portion of the portfolio at the end of the period, it was disappointing to see them languish. With that in mind, we have taken the initiative to encourage these, and other portfolio companies, to move forward with plans to increase shareholder value and investor interest. Our efforts have succeeded at several firms, so far and we will continue to push for moves to increase the value of the shares we hold. We are not satisfied to let our stocks remain in their current range, because their potential is too great. If each company adopts our programs to augment its already strong operating results, we believe these stocks' true potential will be shown.

DISCUSSION OF TRANSACTIONS

PURCHASES AND SALES

Purchase of Aames Financial (AAM) - We built a position in this leader in the sub-prime lending business, as the company adopted more conservative accounting practices, which should reduce some investor concerns.

Purchase of Bonded Motors (BMTR) - The company is one of the largest rebuilders of automotive engines in the country. The firm trades at 11X this year's earnings estimate, with a 25%-30% projected growth rate.

Purchase of Dawson Production (DPSI) - The company is a leader in the petroleum and natural gas workover business in the Southwest.

Purchase of Dawson Geophysical (DWSN) - The company is the second largest on-shore geophysical company in the U.S.

Purchase of Delta Finance Corp. (DFC) - DFC is a sub-prime lender in the same industry as AAM. Delta has some of the most conservative gain-on-sale accounting practices in the business, which, after our meeting with management, appeared to make the stock dramatically undervalued. (See below)

     Purchase of Friendly Ice Cream (FRND) - The company has a good reputation and was brought public at a low -----------------------------------------
cash-flow multiple.

Purchase of GT Bicycles (GTBX) - The company is a leading manufacturer of mid-to premium-priced bicycles. The stock was purchased at 11X expected 1998 earnings, and the company is estimated to grow 17% per year over the next 5 years.

Purchase of Lancer Corp. (LAN) - The company is the world's leading maker of products to dispense fountain drinks. It also makes other products related to the beverage business.

     Purchase of Middleby Corp. (MIDD) - Middleby is the leader in the institutional restaurant equipment business. It trades at 12x earnings, with a 15% growth rate.
Purchase of Motor Car Parts & Accessories (MPAA) - The firm is a leading rebuilder of engine starters for the automotive industry. It traded at 12X this year's earnings and has a 20% growth rate.

Purchase of Play-by-Play Toys (PYBP) - The firm is a leader in the toy business, as the Primary Warner Brothers licensee. The company also produces crane games.

Purchase of Republic Group (RGC) - The company recycles paper and is a leader in the wallboard industry. It pays a slight dividend yield, along with great growth prospects.

Purchase of Seitel (SEI) - Seitel is one of the leading geophysical firms in the country. It has a 30% expected growth rate and was acquired at 15X earnings.

     Purchase of Unit Corp. (UNT) - The company is involved in the production of oil and gas in the Anadarko and ------------------------------ Permian Basin. Sale of Altron (ALTN) - This position was eliminated due to its relative portfolio weighting.

Sale of Alrenco (RNCO) - The position was sold after it had appreciated significantly.

Sale of Award Software (AWRD) - This position was eliminated due to its relative portfolio weighting.

Sale of Commercial Intertech (TEC) - The company reached its price objectives and was sold.

Sale of Computational Systems (CSIN) - The company was bought out by Emerson Electric.

Sale of Computer Language Research (CLRI) - The company was bought-out by Thomson Corporation, at a premium of more than 100% above our purchase price.

Sale of Deflecta-Shield (TRUX) - The company was acquired by Lund.

Sale of Delta Financial Corp. (DFC) - We sold the stock after the price increased 80% in less than two months. While this was not intended to be a short-term position, the rapid appreciation appeared to make the stock relatively fairly valued.

Sale of Flexsteel Industries (FLXS) - The stock was sold due to its price appreciation.

Sale of Friendly Ice Cream (FRND) - The company showed poor prospects.

Sale of Galoob Toys (GAL) - After beginning to question the future of the company, we took advantage of aggressive quarter-end buying to sell our position.

Sale of Glenayre Technologies (GEMS) - The company did not realize its potential within our target time period.

     Sale of Haggar Corp. (HGGR) - The company showed no progress toward a rebound to its former level of profitability.

Sale of Oregon Metallurgical (OREM) - The company was bought out by Allegheny Teledyne.

Sale of Outback Steakhouse (OSSI) - We sold our shares of Outback Steakhouse after the stock reached our target price. The stock price increased just over 100% in the one year we owned it.

Sale of Quanex (NX) - This stock was sold due to the need in the portfolio to raise cash for stocks with greater
-------------------
potential.

Sale  of  Sterling  Electronics  (SEC)  - The  company  was  purchased  by  Bell
Industries.

Sale of TransCoastal Marine Services (TCMS) - This stock was sold quickly after its IPO, due to significant price appreciation.

Sale of Ultratech Stepper (UTEK) - The position was eliminated due to size.

Sale of Wellman (WLM) - The long-term outlook for the company deteriorated, and the expected growth rate declined. We took advantage of some strength in the price to sell the stock.

DISCUSSION OF SELECTED INDIVIDUAL SECURITY HOLDINGS

The following are interesting developments concerning selected securities currently held in the portfolio:

Aames Financial (AAM) - Aames received a $38 million investment from Ronald Perelman and Gerald Ford, who acquired 9.9% of the company. Several analysts on Wall Street have viewed this move as a signal that Perelman and Ford will eventually buy-out Aames.

American Residential Services (ARS) - The company took a one-time charge for severance costs, lease costs, and reevaluation of the implementation of a new management information system. The charge led to lower than expected fourth quarter earnings but should better position the company for 1998.

Cott Corporation (COTTF) - Cott experienced the second largest gain in market share in the soft drink industry, behind Coca-Cola. However, higher raw material prices and increased price competition from Coke and Pepsi resulted in a fourth-quarter loss.

Duckwall-Alco Stores (DUCK) - Duckwall-Alco continued its expansion by opening 18 new stores in Texas and New Mexico. The openings brought the total number of stores to 225, and the company anticipates having 247 by August, 1998.

Durakon Industries (DRKN) - The company announced plans to repurchase 10% of its stock. In addition, The Colonel's International, a manufacturer of automotive accessories, disclosed that it had approached Durakon to discuss a merger. Durakon responded by stating that it was not in the best interest of the Durakon shareholders to pursue such a merger.

Perceptron (PRCP) - The company announced a share repurchase plan.

RMI Titanium (RTI) - RTI received three new contracts to supply titanium to Boeing, Northrop Grumman, and French military contractor Aerospatiale.

Reliability Inc. (REAL) - Reliability announced plans to close its North Carolina chip-testing plant, resulting in a first-quarter charge of approximately $0.05 per share. The company expects 1998 earnings to be about 10% lower than earlier estimates, but still above 1997 results.

Steel of West Virginia (SWVA) - The company completed its plant modernization project during the first quarter.

Successories (SCES) - Successories is nearing the final stages of testing its golf-related catalog, which, when completed, will be mailed to 1.2 million subscribers of Golf Digest.

VTEL Corporation (VTEL) - VTEL continued to make progress with its merger with CLIX and intends to have it fully
-------------------------
integrated by July 31.

Walden Residential Properties (WDN) - The company announced plans to enter a $47 million joint venture with Grupe Co. The venture involves two developments near Sacramento and will expand the company's business in California.


FINAL THOUGHTS

The past six months was a disappointment for our firm. While we have poured all of our efforts into our original research, the market has not rewarded those efforts. The "value" approach relies on the eventual "discovery" of its holdings by the broader market, but most of our holdings have remained undervalued in this market environment. We believe that this will change in the future, with our process being rewarded. We will continue to execute our discipline, realizing that what we do should not be measured over a couple of years, but rather over a long-term horizon.

I continue to have only three personal investments; my shares of Corbin & Company and my shares of this Fund are two of those three. Over the last few months, I have bought more shares of the Fund and will continue to do so in the future. We have faith that our process will prove its worth, and we are excited to have you here with us for this great adventure.



Sincerely,



David A. Corbin, CFA
President and Chief
Investment Officer

Corbin Small-Cap Value Fund
Schedule of Investments -  April 30, 1998


Common Stocks - 100.0%                                           Shares                             Value
Auto Parts & Accessories - 5.8%
Bonded Motors Inc. (a)                                               8,000                       $ 85,000
Motor Car Parts and Accessories                                      2,000                         36,750
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  121,750
                                                                                         -----------------
Bottled & Canned Soft Drinks - 3.5%
Cott Corp (Quebec)                                                  12,440                         72,696
                                                                                         -----------------

Building Materials - 1.8%
Republic Group Inc.                                                  2,000                         38,000
                                                                                         -----------------

Business Services - 4.7%
Vtel Corp. (a)                                                      17,410                         97,931
                                                                                         -----------------
                                                                                         -----------------

Catalog & Mail Order Services - 3.7%
Successories Inc. (a)                                               14,050                         77,275
                                                                                         -----------------

Computer Programming Services - 0.2%
Raster Graphics Inc. (a)                                             3,860                          5,187
                                                                                         -----------------

Construction - 3.9%
American Residential Services, Inc. (a)                              7,400                         80,937
                                                                                         -----------------

Department Stores - 3.7%
Duckwall Alco Stores (a)                                             4,260                         77,745
                                                                                         -----------------

Equipment Rental & Leasing - 1.0%
Lancer Corp. (a)                                                     1,500                         21,750
                                                                                         -----------------

Fabricated Metal Products -  6.3%
American Buildings Co.                                               1,630                         56,642
Butler Manufacturing Co.                                             1,980                         73,879
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  130,521
                                                                                         -----------------
Corbin Small-Cap Value Fund
Schedule of Investments -  April 30, 1998 - continued

Common Stocks - continued                                                                           Value

Financial Services - 2.2%
Aames Financial                                                      3,400                       $ 46,537
                                                                                         -----------------

Food Service - 1.2%
Middleby Corp.                                                       3,000                         24,000
                                                                                         -----------------

Furniture Manufactures - 3.7%
Flexsteel Industries, Inc.                                           5,520                         76,935
                                                                                         -----------------

Measuring & Controlling Devices - 3.4%
Perceptron Inc.  (a)                                                 4,650                         70,912
                                                                                         -----------------

Metal Mining - 2.7%
RMI Titanium (a)                                                     2,500                         55,781
                                                                                         -----------------

Oil & Gas Services & Exploration - 5.1%
Dawson Geophysical Co.                                               1,200                         20,850
Dawson Production Services                                           1,600                         21,000
Seitel Corp.                                                         2,500                         42,188
Unit Corp.                                                           2,200                         21,450
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  105,488
                                                                                         -----------------

Power Distribution - 4.0%
Reliability Inc. (a)                                                 6,700                         82,912
                                                                                         -----------------

Railroads - 4.0%
Rail Tex Inc. (a)                                                    5,700                         84,431
                                                                                         -----------------

Real Estate - 3.9%
Walden Residential Properties                                        3,300                         80,437
                                                                                         -----------------

Recreational Vehicles - 10.1%
Arctic Cat Inc.                                                      9,470                         94,700
Durakon Industries Inc. (a)                                         10,780                        115,885
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  210,585
                                                                                         -----------------
Restaurants - 4.1%
Lone Star Steakhouse & Saloon (a)                                    4,030                         85,638
                                                                                         -----------------

Trucks/Trailers - 4.0%
Wabash National Corp.                                                2,715                         83,826
                                                                                         -----------------

Steel Manufacturing - 13.4%
Insteel Industries                                                   9,180                         67,130
Quanex Corp.                                                         2,580                         75,627
Steel West Virgina Inc.(a)                                           9,540                        109,710
Webco Industries (a)                                                 3,000                         27,375
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  279,842
                                                                                         -----------------
Toys - 3.6%
GT Bicycles, Inc.(a)                                                 6,800                         44,200
Play by Play Toy & Novelties (a)                                     1,800                         30,600
                                                                                         -----------------
                                                                                         -----------------
                                                                                                   74,800

TOTAL COMMON STOCKS (Cost $2,138,758)                                                         $ 2,085,916
                                                                                         -----------------
TOTAL INVESTMENTS - (Cost $2,138,758)                                                           2,085,916
Other Assets less liabilities - 0.0%                                                               (2,576)
                                                                                         -----------------
Total Net Assets - 100.0%                                                              $        2,083,340
                                                                                         =================


Legend
(a) non-income producing


Corbin Small-Cap Value Fund                                       April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $2,138,758)                     $           2,085,916
Receivable for fund shares sold                                                          1,836
Interest receivable                                                                        594
                                                                           --------------------
     Total assets                                                                    2,088,346

Liabilities
Due to custodian bank                               $              2,864
Accrued investment advisory fee payable                            2,099
Payable for fund shares redeemed                                      43
                                                      -------------------

     Total liabilities                                                                   5,006
                                                                           --------------------

Net Assets                                                                         $ 2,083,340
                                                                           ====================

Net Assets consist of:
Paid in capital                                                          $           2,086,794
Accumulated undistributed net investment income                                           (937)
Accumulated undistributed net realized gain                                             50,325
Net unrealized appreciation on investments                                             (52,842)
                                                                           --------------------

Net Assets, for  198,531 shares                                                    $ 2,083,340
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,083,340/198,531)      $                  10.49
                                                                           ====================



Corbin Small-Cap Value Fund
Statement of Operations for the six month period ended April 30, 1998
 (Unaudited)

Investment Income
Dividend Income                                                                                     $               7,714
Interest Income                                                                                                     3,368
                                                                                                       -------------------
Total Income                                                                                                       11,082


Expenses
Investment advisory fee                                                        $             10,570
                                                                                 -------------------
Total Operating Expenses                                                                                           10,570
                                                                                                       -------------------
Net Investment Income (Loss)                                                                                          512
                                                                                                       -------------------

Realized & Unrealized Gain
Net realized gain on investment securities                                                  135,370
Change in net unrealized appreciation on investment securities                              (97,533)
                                                                                 -------------------
                                                                                                       -------------------
Net gain (loss) on investment securities                                                                           37,837
                                                                                                       -------------------
Net increase in net assets resulting from operations                                                $              38,349
                                                                                                       ===================


Corbin Small-Cap Value Fund
Statement of Changes in Net Assets (Unaudited)

                                                                                    For the six month    For the period
                                                                                   period ended              ended
Increase/(Decrease) in Net Assets                                                 April 30, 1998         October 31, 1997 (a)
Operations
  Net investment income (loss)                                                             $ 512                   $ (5)
  Net realized gain                                                                      135,370                  5,918
  Change in net unrealized appreciation                                                  (97,533)                44,691
                                                                                  ---------------        ---------------
  Net Increase in net assets resulting from operations                                    38,349                 50,604
                                                                                  ---------------        ---------------
Distributions to shareholders:
  From net investment income                                                              (1,444)
  From net realized gain                                                                 (90,963)                     -
                                                                                  ---------------        ---------------
                                                                                  ---------------
  Total distributions                                                                    (92,407)
                                                                                  ---------------
Share Transactions
  Net proceeds from sale of shares                                                       844,561              1,283,875
  Shares issued in reinvestment                                                           86,814                      -
  Shares redeemed                                                                       (128,408)                   (48)
                                                                                  ---------------        ---------------
                                                                                  ---------------
  Net increase in net assets resulting from share transactions                           802,967              1,283,827
                                                                                  ---------------        ---------------
  Total increase in net assets                                                           748,909              1,334,431

Net Assets
  Beginning of period                                                                  1,334,431                      -
                                                                                  ---------------        ---------------
  End of period [including undistributed net investment loss of ($5)]                $ 2,083,340            $ 1,334,431
                                                                                  ===============        ===============

(a) June 30, 1997 (commencement of operations) to October 31, 1997.

Corbin Small-Cap Value Fund
Financial Highlights

Selected Per Share Data                               For the six month       For the period
                                                        period ended        ended
Net asset value,                                       April 30, 1998      October 31, 1997 (a)
Net asset value, beginning of period                         $11.03               $10.00
                                                     ------------        -------------
Income from investment
  Operations
  Net investment income                                        0.00                 0.00
  Net realized and
  unrealized gain (loss)                                       0.10                 1.03
                                                     ------------        -------------
Total from investment operations                               0.10                 1.03
                                                     ------------        -------------
Less Distributions
  From net interest income                                    (0.01)                0.00
  From net realized gain                                      (0.63)                0.00
                                                     ------------        -------------
                                                     ------------
Net asset value,                                              (0.64)
                                                     ------------
Net asset value, end of period                               $10.49               $11.03
                                                     ============        =============

Total Return                                                   2.62(a)               30.32(a)

Ratios and Supplemental Data
Net assets, end of period (000)                           $2,083               $1,334
Ratio of expenses to
  average net assets                                           1.25(a)                1.23(a)
Ratio of net investment income to
  average net assets                                           0.06(a)                0.00(a)
Portfolio turnover rate                                       67.01(a)               20.41(a)
Average commissions paid                                       0.05232              0.0681

(a)   Annualized

                           CORBIN SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


NOTE 1.  ORGANIZATION

The Corbin Small-Cap Value Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on June 10, 1997 and commenced operations on June 30, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long term capital appreciation to its shareholders. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                           CORBIN SMALL-CAP VALUE FUND
                                               NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund  retains  Corbin & Company  (the  "Adviser")  to manage the Fund's
investments.   David  A.  Corbin  ,  President  of  the  Adviser,  is  primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from November 1, 1997 through April 30, 1998, the Adviser received a fee of $10,570 from the Fund.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six months ended April 30, 1998, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the fund.

The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


                           CORBIN SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998

NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $2,086,794.

     Transactions in capital stock were as follows:




                       For the six months    For the six months      For the period       For the period
                         ended April 30,      ended April 30,      ended October 31,     ended October 31,
                              1998                  1998                  1997                 1997

                             Shares               Dollars                Shares               Dollars
     Shares sold             131,279             2,033,840              120,985             $1,283,875
  Shares issued in
   reinvestment of
      dividends              53,733               758,703                  -                     -
   Shares redeemed          (46,444)             (782,627)                (4)                  (48)
                            --------             ---------                ---                  ----
                               138,568             2,009,916               120,981         $1,283,827

NOTE 5. INVESTMENTS

For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $1,439,974 and $568,340, respectively. The gross unrealized appreciation for all securities totaled $122,848 and the gross unrealized depreciation for all securities totaled $175,690 for a net unrealized depreciation of $52,842. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $2,085,916.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Florida Street Funds
Letter to Shareholders
April 30, 1998

Dear  Fellow Shareholders,

    I am pleased to present the first semi-annual report of the Florida Street Funds. This report covers activity in the funds during the six month period ended April 30. The report includes an investment review by each fund's portfolio manager, followed by security holdings and financial statements for the period.
     The last six months have been a period of significant progress for your fund family. Net assets totaled $9,406,489 as we began this fiscal year, and have now grown to $18,212,914. In addition, due to the Florida Street Bond Fund surpassing $10 million in net assets, the fund was assigned a ticker of "FLSBX". This gives investors daily access to price and dividend information.
The Economy
    Even casual observers now know that the economic backdrop for the capital markets has been nearly perfect. In our judgment, it remains so. Three economic measures with particular influence on our domestic markets are GDP growth, inflation and interest rates.
          GDP Growth. None of the classic signs of recession risk are evident. Inventories are in general balance. The Federal Reserve's impulse to further move to a more restrictive monetary policy is stayed by the drag of the Asian crisis on the U.S. economy, the global weakness in prices of goods and commodities, and importantly, the productivity gains in the U.S. which have allowed wage levels to rise but have kept labor costs low. We expect GDP to rise 2.9% in 1998 with continued gains in the 1.5%-2.5% range in 1999.
          Inflation. If there is one macro-economic measure to obsess over, this would be an excellent choice. However, the outlook here remains positive. Recent market action indicates that equities can advance even in the face of decelerating earnings so long as the factors that drive the price/earnings ratio (notably inflation) are sufficiently positive. Many investors have noted that the equity market as a whole seems insensitive to disappointing earnings news at the moment. The lesson that can be learned from this observation is that inflation news may hold the key to market valuation in future months. Even modest news on the inflation front may move stock prices more than earnings announcements. We forecast that inflation in 1998 will be under 2.0%.
          Interest Rates. Due to the Federal Reserve's reluctance to cut short rates when the economy is so strong and the labor market so tight, interest rates have not followed inflation down in full measure. But there is downward pressure on short term rates despite the strong economy, and this influences the valuation investors are placing on U.S. equities. Despite the Fed's recent change in bias towards tighter credit, we believe there is a reasonable chance of a rate cut in the second half of this year, bringing short term rates down.
   On a more cautionary note, we would not be surprised to see a brief economic scare emerge. The most likely and most damaging would be an interruption in the steam of good news on the inflation front. Whether influenced by El Nino-influenced vegetable prices, an upturn in oil prices, or a seemingly aggressive labor contract settlement, coming after so much positive news such an event could easily have a short-term adverse effect on the equity markets. This possibility should concern traders but has less significance for strategic investors.
   We currently see a small gap between equity values and current interest rates and earnings. This gap does not appear large enough to trigger a shift in asset allocation, but it does make equities vulnerable to a negative surprise in the underlying fundamental trends discussed above. Our view is that this gap will be eliminated and further modest price gains realized over the next 12 months. As long as the underlying trends favor continued low inflation, low interest rates and higher earnings, equity will remain the asset of choice, and that will be reflected in historically high P/E ratios.
   Thank you for joining us as fellow shareholders of the Florida Street Funds. We will continue to work to justify your confidence.


Sincerely,


Walter A. Morales
President and Chief Investment Officer
Commonwealth Advisors, Inc.

For the six-month period ending 4/30/98, Florida Street Bond Fund returned 5.01%. This compares with a return of 5.38% for the Salomon Gov't/Corp Index and 5.62% for the Merrill Lynch High Yield Bond Index.

As of 4/30/98, the fund contained 81 issues. The fund has an average yield to maturity of 10.019% and an average maturity of 8.58 years.

The last six months was a favorable environment for high yield bonds. The economy has continued to expand, but many economists believe that if the economy maintains its current growth rate, the Federal Reserve will move to raise interest rates later this year. We do not expect interest rates to rise in the near future and would not be surprised if the next major move in interest rates, which should occur early next year, results in a drop in interest rates. We base this belief on continued economic troubles in Asia and an expected slowdown in U.S. economic growth. If this scenario unfolds, it may not be favorable to high yield bonds. We continue to monitor the relative value of investment grade and non-investment grade bonds and at this moment, we prefer higher quality bonds.

A portion of the your funds portfolio is invested in distressed securities, primarily corporate bonds. While this sector has provided exciting returns in the past, we are finding it difficult to find acceptable securities in this sector of the market. It may be that the economy has performed so well that very few distressed companies are available for investment. We believe that one should look at where we are in the credit cycle. It is highly possible that credit is too available, to both consumers and business. If this is the case, one would expect to see more companies experiencing financial distress in the next several quarters.

The international sector of the bond market has produced enticing returns over the last six months. However, the fund has a very low allocation to international bonds. Concerns over the Asian economies and the affect on other countries have caused us to maintain a very low allocation to international bonds. While the market for Asian bonds has rallied, prices are still lower than they were one year ago. Despite of the lower prices, we do not find the market attractive and do not believe that investors in these markets are being compensated for the risks they are taking.

Looking forward, the bond market should continue to benefit from low inflation. This has allowed bond investors to receive higher inflation adjusted returns than in previous years. We think this supports a bullish outlook on the bond market. Bonds are also benefiting from increased purchases by foreign investors.

While we believe the outlook for bonds is quite favorable, investing in bond is not without risk. The economy continues to perform very well, and some economists believe that if the economy continues to expand at its current rate interest rates will have to rise. While an increase in interest rates would not benefit the bond market in the short run, we continue to feel that any rise will be short-lived. It is more likely, in our opinion, that the strength of the economy is preventing the rates from rallying.

Florida Street Bond Fund
Schedule of Investments - April 30, 1998 - (Unaudited)


Common Stock - 4.7%                                                    Shares              Value
Colonial Properties Trust                                                    3,000 $            89,062
JPS Textile Group Inc.                                                       4,997              58,715
Liberty Property Trust                                                       3,800              97,138
Metals USA Inc.                                                              5,000              97,500
Patriot American Hospitality, Inc.                                           2,000              50,500
Phone Tel Technologies PFD                                                   4,000             216,000
Service Merchandise Co. (a)                                                 10,000              21,250
TNP Enterprises, Inc.                                                        1,525              49,181
Western Resources, Inc.                                                        700              27,344
                                                                                     ------------------
TOTAL COMMON STOCK (Cost $729,252)                                                             706,690
                                                                                     ------------------
                                                                        Par
Corporate Bonds - 87.5%                                                Value                     Value
Allied Waste Industries, 0.00%, 6/1/02                                     150,000             111,375
American Restaurant 11.5%, 2/15/03                                         300,000             301,500
American Restaurant 11.5%, 2/15/03                                         200,000             201,000
American Rice Inc., 13.0%, 7/31/02                                         260,000             208,000
American Standard 7.37%, 4/15/05                                           350,000             345,761
American Standard Cos. 7.37%, 02/01/08                                     100,000              97,250
Amscan Holdings, Inc. 9.87%, 12/15/07                                      250,000             262,500
Bally Total Fitness Holding Ser. B. 9.87%, 10/15/07                        150,000             157,125
Beazer Gines USA 8.87%m 4/1/08                                             250,000             252,500
Beckman Coulter 7.45% 3/4/08                                               250,000             250,909
BHP Finance USA Put Bonds 6.42%, 3/1/26                                    200,000             198,753
Brazos Sportswear, 10.50%, 7/1/07                                          350,000             353,063
Brauns Fashions, 12.00%, 1/1/05                                            400,000             394,000
Building Materials Corp, 8.00% 10/15/07                                    100,000             100,750
CD Radio Inc. 0.0%,12/1/07                                                 250,000             146,875
Cablevision Systems, 8.125%, 8/15/09                                       150,000             157,500
Callon Petroleum, 10.0%, 12/15/01                                          145,000             148,806
Cirrus Logic Inc. 6.0%, 12/15/03                                           205,000             158,362
Clark Refining & Marketing, Inc. 8.38%, 11/15/07                           250,000             253,750
Cleveland Electric Illum, 9.00%, 7/01/23                                   100,000             109,334
Covad Comm. Group 0.0%, 3/11/03                                            250,000             138,125
DiGiorgio Corp., 10%, 6/15/07                                              100,000             100,000
Edison Brothers Stores 11.0%, 9/26/07                                      100,000              93,500
Executive Risk Cap Trust 8.68%, 2/1/27                                     200,000             216,978
First Union Florida 6.18%, 2/15/36                                         250,000             249,361
Global Star, 11.25%, 6/15/04                                               215,000             221,987
HIH Capital Ltd., 7.50%, 9/25/06                                           250,000             197,500
Homeland Stores, 10.0% 8/1/03                                               85,000              78,200
Hovnanian K Enterprises, 9.75% 6/1/05                                      100,000             101,250
Florida Street Bond Fund
Schedule of Investments - April 30, 1998 (Unaudited) - continued
                                                                        Par
Corporate Bonds - continued                                            Value               Value
Integrated Health Services, 9.25%, 1/15/08                                 250,000             258,125
Iron Mountain Inc. 8.75%, 9/30/09                                          100,000             102,500
Jackson Products Inc. 9.50%, 4/15/05                                       125,000             124,214
K Mart Corp 8.00%, 12/13/01                                                 15,000              15,374
Lechters Inc. 5.00%, 9/27/01                                               150,000             127,500
Mastellone Herma 11.75%, 4/1/08                                            250,000             261,250
Maxim Group Inc. 9.25%, 10/15/07                                           150,000             153,750
McLeod USA Inc. 0.0%, 3/01/02                                              150,000             112,125
Microcell Telecom, 0%, 12/00/01                                            300,000             224,250
Mrs. Fields Orig. 10.12%, 12/1/04                                          350,000             350,000
National Equipment 10.0%, 11/30/04                                         150,000             162,750
Niagra Mohawk Power Corp., 9.50% 3/1/21                                    250,000             265,777
Nine West Group Inc. 9.0%, 8/15/07                                         150,000             145,500
Ohio Savings Capital Trust I, 9.50%, 6/03/27                               325,000             357,610
Paging Net Brasi 13.5%, 6/06/05                                            200,000             201,500
Pamida Inc. 11.75%, 3/15/03                                                105,000             108,150
Pathmark Stores 0.0%, 11/1/03                                              250,000             200,000
Perkins Family Resturants 10.12%, 12/15/07                                  80,000              85,200
Petroleum HT & PWR 12.25%, 2/1/05                                          100,000              98,750
Phar-Mor Inc. 11.72%,  9/11/02                                              55,000              58,300
RNC Corp. 0.0%, 2/15/03                                                    250,000             158,750
Ram Energy 11.5%, 2/15/08                                                  500,000             507,500
Revlon 8.62%, 2/1/08                                                       250,000             250,625
Riverwood Intl Corp  10.25%, 4/1/06                                        500,000             520,000
Service Merchandise 9.0%, 12/15/04                                         500,000             379,375
Specialty Foods Corp. 11.25%, 8/15/03                                      100,000              92,500
Specialty Foods 0.00%, 8/15/05                                             250,000              97,500
Speedy Muffler King 10.875% 10/1/06                                        100,000              89,500
TCI Satellite 0.0%, 02/01/02                                               250,000             178,750
Telewest PLC. 0.0%, 10/1/00                                                250,000             202,500
Triangle Capital Trust 9.375%, 6/1/27                                      325,000             357,604
Trico Marine Services 8.50%, 8/1/05                                        115,000             115,575
Trump Atlantic Association Funding Inc.  11.25%, 5/1/06                    100,000             100,000
UDC Homes, 12.50%, 5/1/00                                                  135,000             137,025
Unisys Corp. 7.88%, 4/1/08                                                 250,000             250,625
United Refining Co. 10.75%, 6/15/07                                        180,000             182,700
Zilog Inc. 9.5%, 3/1/05                                                    500,000             435,000
                                                                                     ------------------
TOTAL CORPORATE BONDS                                                                       13,074,168
                                                                                     ------------------
 (Cost $ 12,736,974)
U.S. Government Obligations - 5.5%
FHR 1496 PA, 8/15/22                                                       221,859             210,109
FHR 1652 SC                                                                111,810             112,849
FNMA 1993-167 5.09%,9/25/23                                                164,389             158,434
FNMA FRN 1994-51 SA 0.0%, 3/25/24                                          100,000              59,657
Freddie Mac FRN 0.0%, 9/15/22                                              100,000              84,574
Freddie Mac FHR 1560  7.87%, 11/15/22                                      214,390             199,253
                                                                                     ------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS                                                              824,876
                                                                                     ------------------

Money Market Securities - 0.7%
Star Treasury 4.82% 10/31/98 (Cost $96,626)                                                     96,626
                                                                                     ------------------

TOTAL INVESTMENTS  - 98.4% (Cost $14,607,661)                                               14,702,360
Other Assets less liabilities - 1.6%                                                           242,511
                                                                                     ------------------
TOTAL NET ASSETS - 100.0%                                                                   14,944,871
                                                                                     ==================

Florida Street Bond Fund                                          April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cos$14,607,661)                             $          14,702,360
Dividends receivable                                                                            1,650
Interest receivable                                                                           298,611
Other receivables                                                                             108,724
                                                                                  --------------------
     Total assets                                                                          15,111,345

Liabilities
Payable for investments purchased                                        58,086
Accrued advisory fee                                                      8,738
Dividends payable                                                        99,651
                                                              ------------------
     Total liabilities                                                                        166,475
                                                                                  --------------------

Net Assets                                                                               $ 14,944,870
                                                                                  ====================

Net Assets consist of:
Paid in capital                                                                 $          14,850,534
Accumulated undistributed net investment income                                                (2,679)
Accumulated undistributed net realized gain (loss) on investments                               2,316
Net unrealized appreciation on investments                                                     94,699
                                                                                  --------------------

Net Assets, for 1,489,746 shares                                                         $ 14,944,870
                                                                                  ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($14,944,870/1,489,746)          $                  10.03
                                                                                  ====================









Florida Street Bond Fund                                          April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cos$14,607,661)                             $          14,702,360
Dividends receivable                                                                            1,650
Interest receivable                                                                           298,611
Other receivables                                                                             108,724
                                                                                  --------------------
     Total assets                                                                          15,111,345

Liabilities
Payable for investments purchased                                        58,086
Accrued advisory fee                                                      8,738
Dividends payable                                                        99,651
                                                              ------------------
     Total liabilities                                                                        166,475
                                                                                  --------------------

Net Assets                                                                               $ 14,944,870
                                                                                  ====================

Net Assets consist of:
Paid in capital                                                                 $          14,850,534
Accumulated undistributed net investment income                                                (2,679)
Accumulated undistributed net realized gain (loss) on investments                               2,316
Net unrealized appreciation on investments                                                     94,699
                                                                                  --------------------

Net Assets, for 1,489,746 shares                                                         $ 14,944,870
                                                                                  ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($14,944,870/1,489,746)          $                  10.03
                                                                                  ====================


Florida Street Bond Fund
Statement of Operations (Unaudited) for the six month period ended
April 30, 1998

Investment Income
Dividend Income                                                            $              24,246
Interest Income                                                                          446,878
                                                                             --------------------
Total Income                                                                             471,124


Expenses
Advisory fee                                         $              39,227
                                                       --------------------
Total Expenses                                                                            39,227
                                                                             --------------------

Net Investment Income                                                                    431,897
                                                                             --------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                   (2,679)
Change in net unrealized appreciation
  (depreciation) on investment securities                           54,640
                                                       --------------------
Net gain (loss)                                                                           51,961
                                                                             --------------------
Net increase (decrease) in net assets resulting                            $             483,858
                                                                             ====================
  from operations





Florida Street Bond Fund

Statement of Changes in Net Assets (Unaudited)                          For the six           For the period
                                                                           months ended           ended
                                                                      April 30, 1998          October 31, 1997
Increase in Net Assets
Operations
  Net investment income                                             $         431,897                105,474
  Net realized gain (loss) on securities transactions                          (2,679)               (97,781)
  Change in net unrealized appreciation                                        54,640                 40,059
                                                                      ----------------        ---------------
  Net Increase in net assets resulting from operations                        483,858                 47,752
                                                                      ----------------        ---------------
Distributions to shareholders:
  From net investment income                                                 (429,616)                (7,658)
  From net realized gain                                                            -                      -
  Return of capital                                                                 -                (97,781)
                                                                      ----------------        ---------------
  Total distributions                                                        (429,616)              (105,439)
Share Transactions
  Net proceeds from sale of shares                                          7,344,576              7,463,588
  Shares issued in reinvestment                                               435,404                      -
  Shares redeemed                                                            (178,360)              (116,893)
                                                                      ----------------        ---------------
Net increase in net assets resulting
  from share transactions                                                   7,601,620              7,346,695
                                                                      ----------------        ---------------
  Total increase in net assets                                              7,655,862              7,289,008

Net Assets
  Begining of period                                                        7,289,008                      -
                                                                      ----------------        ---------------
  End of period [including
    undistributed net investment income of $2,316                   $      14,944,870              7,289,008
                                                                      ================        ===============
     an $35 respectively.]






Florida Street Bond Fund
Financial Highlights

                                                          For the six            For the period
                                                          months ended         ended
                                                         April 30, 1998         October 31, 1997
Selected Per Share Data
Net asset value, beginning of period                             $9.95               $10.00
                                                     ---------------        -------------
Income from investment operations
  Net investment income                                           0.38                 0.21
  Net realized and unrealized gain(loss)                          0.08                (0.12)
                                                     ---------------        -------------
Total from investment operations                                  0.46                 0.09
                                                     ---------------        -------------
Less Distributions
  From net interest income                                       (0.38)               (0.02)
  From net realized gain(loss)                                    0.00                 0.00
  Return of capital                                               0.00                (0.12)
                                                     ---------------        -------------
                                                     ---------------        -------------
Total distributions                                              (0.38)               (0.14)
                                                     ---------------        -------------
Net asset value, end of period                                  $10.03                $9.95
Total Return                                                      5.01(a)                3.69(a)
Ratios and Supplemental Data
Net assets, end of period (000)                             $14,945               $7,289
Ratio of expenses to average net assets                           0.75(a)                0.53(a)
Ratio of net investment income to average net assets              8.22(a)                3.95(a)
Portfolio turnover rate                                           3.29%               60.55%
Average commission rate                                           0.08207              0.0339

(a)    Annualized
(b) For the period August 4, 1997 (commencement of operations)


Florida Street Growth Fund
Results as of April 30, 1998

Fund/Indices                         Six Months
Life of Fund*

Florida St. Growth Fund          9.5%                             13.2%

S&P Small Cap 600  Index     13.1%                             16.0%

S&p Mid Cap 400 Index         19.2%                             18.7%

S&P 500  Index
22.5%                             17.1%

------------------------------------------------------------------------


Fellow Shareholders,

   During the six months ended April 30, 1998, the Florida Street Growth Fund achieved a total return of 9.50%. Since the fund's inception on August 6, 1997, its return has been 13.2%. It is useful to compare this return to that of medium and small capitalization indexes due to the broad range of market cap in the fund's holdings. It is evident from the table above that the stock market continued to be led by large companies. During the last six months, the S&P 500 has outdistanced the S&P 600 by an astounding 9.4%.
   Your fund's returns trailed the general market for several reasons. The primary reason was the defensive stance we took following the fund's inception. We did not chase rapidly rising stocks, and we held reserves of 12-15% during much of the period. During the most recent months, we found few compelling purchase candidates. Additionally, we initiated and held positions in several energy service stocks such as Tuboscope, Pride International and Halter Marine which have exciting outlooks but whose performance suffered as investors worried about the effect of declining oil prices on the industry's backlog. We continue to hold these stocks which, we believe, offer compelling value. The recent price performance of this group has been encouraging as well.
   Overall, stock selection has had a positive effect on fund results. Among the best performers for the period were specialty retailers Dollar General and Goody's Family Clothing. They are 47% and 78% above your cost, respectively. Sales trends continue to look healthy at these companies.
   We are also very pleased with the investments made in the temporary staffing industry. You own three companies involved in the most dynamic segment of temporary staffing; information technology professionals. Accustaff, Cotelligent Group and Metamor Worldwide (formerly Corestaff) have all contributed positively to the fund's results. Your returns on cost are 23%, 32% and 27%, respectively. These companies are benefiting from Year 2000 spending by corporations and a growing trend toward outsourcing of many IT functions.
   There were some disappointments during the period. The most significant may have been the announcement by Cendant that accounting errors in a CUC International unit, which was recently merged into Cendant, would reduce earnings significantly. We continue to hold the stock, as we believe management is very capable and will make the merger a successful one.
   Another disappointing investment was Lone Star Technologies, a Manufacturer of oilfield tubular goods. Our purchase was ill-timed, as investors were becoming more concerned about declining oil prices, while we were focusing on the apparent value in a stock that had retreated significantly from its recenthigh price.
We recognized our mistake and sold the stock.
   As the fund' advisor we continually search for ideas to enhance the fund's return and risk posture. We apply a diverse set of criteria which combine value, growth and momentum factors. Recent purchases include companies that are consolidating their industries such as ITEQ ( process and pollution control equipment), Eastern Environmental Services ( waste pickup), and Metals USA ( metals processing).
   Additions to the technology segment of the fund are Datastream Systems ( industrial automation software) and Harbinger Corp. ( electronic commerce services).
   We believe the fund is well positioned in numerous healthy and exciting businesses. Many of these companies are not well-followed by Wall Street, creating opportunities for capitalizing on trends that are not well known. The top ten holdings are listed in the table. We believe these issues have good prospects for above average returns. In total, they represent approximately one fifth of the fund's net asset value.
   Thank you for joining us as a fellow shareholder of the Florida Street Growth Fund. We will strive to justify the confidence you have placed in us.


Richard Chauvin, Jr. CFA
Portfolio Manager

Florida Street Growth Fund
Schedule of Investments -(Unaudited) April 30, 1998


Common Stock  - 92.7%                                     Shares                     Value
Banks & Bank Holding Companies - 4.1%
Carolina First Corp.                                          1,500                    $ 43,500
CCB Financial Corp.                                             400                      43,500
National Commerce Bancorporation                                500                      22,375
Norwest Corp.                                                   600                      23,812
                                                                                 ---------------
                                                                                        133,187
                                                                                 ---------------
Capital Equipment & Services 6.0%
Allied Signal Inc.                                            1,050                      46,003
Deere & Co.                                                     400                      23,375
Illinois Tool Wks Inc.                                          400                      28,200
Itec Inc (a)                                                  1,800                      22,950
Kuhlman Corp.                                                   500                      24,500
NCI Buildings Systems (a)                                     1,000                      52,000
                                                                                 ---------------
                                                                                        197,028
                                                                                 ---------------
Consumer Cyclicals 10.1%
Action Performance (a)                                          900                      31,163
Autozone Inc (a)                                                700                      21,131
Consolidated Stores Corp (a)                                  1,100                      44,000
Dollar General Corp.                                            625                      23,672
Garden Ridge Corp.                                            1,100                      21,037
Goody's Clothing Inc.(a)                                        750                      37,125
Home Depot Inc.                                                 400                      27,850
Keystone automotive Inds. Inc. (a)                              600                      15,487
Movado Group Inc.                                             1,200                      36,525
Palm Harbor Homes Inc. (a)                                    1,200                      53,250
Proffitt's Inc. (a)                                             500                      19,875
                                                                                 ---------------
                                                                                 ---------------
                                                                                        331,115
                                                                                 ---------------
Consumer Services 10.8%
Accustaff Inc. (a)                                            1,100                      39,462
Acxiom Corp. (a)                                              1,200                      29,100
Billing Information Concepts (a)                              1,300                      36,400
Carnival Corp. Cl. A.                                           600                      41,737
Cendant Corp.(a)                                                820                      20,500
Eastern Environmental  Svcs. Inc. (a)                         2,700                      70,537
Landry's Seafood Restaurants, Inc.(a)                         1,000                      28,500
Metamor Worldwide Inc.(a)                                     1,200                      45,900
Piccadilly Cafeteria                                          1,000                      13,188
Rare Hospitality Intl. Inc. (a)                               2,200                      28,600
                                                                                 ---------------
                                                                                 ---------------
                                                                                        353,924
                                                                                 ---------------
Consumer Non - Durables - 4.5%
Flowers Industries                                            1,000                      21,375
Pepsico, Inc.                                                   500                      19,844
Performance Food Group Co. (a)                                  900                      18,225
Richfood Holdings                                             1,350                      37,041
SCP Pool Corp.                                                2,050                      48,431
                                                                                 ---------------
                                                                                        144,916
                                                                                 ---------------



Florida Street Growth Fund
Schedule of Investments -(Unaudited) - April 30, 1998

Energy Sector - 7.4%
Core Laboratories(a)                                          1,200                    $ 34,050
Friede Goldman (a)                                              700                      28,175
Halter marine Corp (a)                                          600                      10,875
Mitcham Industries Inc (a)                                      800                       9,350
Mobil Corp.                                                     300                      23,700
Nabors Industries (a)                                           400                      10,075
Newpark Resources Inc.(a)                                     1,600                      38,500
Pride International Inc.(a)                                     750                      18,234
Southern Mineral Inc.(a)                                      2,800                       9,975
Superior Energy Services Inc. (a)                             4,000                      44,500
Tuboscope Vetco International Corp. (a)                         600                      14,213
                                                                                 ---------------
                                                                                        241,647
                                                                                 ---------------
Financial Services - 14.3%
Allied Capital Corp.                                          1,200                      31,200
Amresco Inc. (a)                                              1,300                      47,125
Capital RE                                                      350                      25,834
Federal National Mtg. (Fannie Mae)                            1,000                      59,875
Fleet Financial Group Inc.                                      350                      30,231
Greentree Financial                                             600                      24,450
Interstate/Johnson Lane                                         550                      17,291
Lehman Brothers Holdings Inc.                                   200                      14,212
MBNA Corp.                                                    1,325                      44,884
Protective Life Corp.                                         1,000                      37,125
Raymond James Financial Inc.                                    750                      24,422
Reliastar Financial Cos.                                        700                      31,938
Sirrom Capital Corp.                                          1,600                      47,800
SunAmerica Inc.                                                 600                      29,963
                                                                                 ---------------
                                                                                        466,350
                                                                                 ---------------
Health Care - 4.1%
Bristol-Myers Squibb co.                                        250                      26,469
Cognizant Corp.                                                 600                      30,863
Diagnostic Health Services (a)                                6,000                      54,750
SmithKline beecham Plc Adr Cl A                                 200                      11,913
Vencor Inc. (a)                                                 400                      10,850
                                                                                 ---------------
                                                                                 ---------------
                                                                                        134,845
                                                                                 ---------------
Natural Resources/Basic Materials - 4.3%
IMC Global Inc.                                                 600                      21,600
Metals USA Inc.(a)                                            3,500                      68,250
Nucor Corp.                                                     500                      29,969
PPG Industries                                                  300                      21,206
                                                                                 ---------------
                                                                                 ---------------
                                                                                        141,025
                                                                                 ---------------
Florida Street Growth Fund
Schedule of Investments -(Unaudited) - April 30, 1998


Technology Sector - 13.8%
Applied Materials, Inc. (a)                                     900                    $ 32,512
Coherent Communication Corp.(a)                                 700                      34,431
Compaq Computer Corp.                                         1,200                      33,675
Compucom Systems Inc.(a)                                      3,100                      23,250
Concord EFS Inc.(a)                                             900                      28,350
Cotelligent Group Inc.(a)                                     1,300                      33,556
Datastream Systems (a)                                        1,000                      23,000
Harbinger Corp.(a)                                              800                      29,100
PairGain Technology (a)                                         400                       7,375
PMT Services Inc.(a)                                          1,200                      23,400
Qlogic Corp. (a)                                                500                      22,250
SCI Systems Inc.(a)                                           1,000                      41,188
Tech Data (a)                                                 1,000                      49,875
World Access Inc.(a)                                            600                      23,175
Xerox Corp.                                                     400                      45,400
                                                                                 ---------------
                                                                                        450,537
                                                                                 ---------------
Transportation/Commercial - 2.0%
ASA Hldgs Ins.                                                  800                      30,400
Skywest Inc.                                                    400                      16,200
Smithway Motor Express Corp. (a)                              1,200                      20,100
                                                                                 ---------------
                                                                                 ---------------
                                                                                         66,700
                                                                                 ---------------
Telecommunications - 4.3%
Frontier Corp.                                                2,200                      65,863
GTE Corp.                                                       400                      23,375
Premier Technologies (a)                                        800                      25,500
Worldcom Inc.(a)                                                600                      25,669
                                                                                 ---------------
                                                                                        140,407
                                                                                 ---------------
Utilities 1.0
Consolidated Natural Gas Co.                                    550                      31,625
                                                                                 ---------------

Index Units 6.0%
S & P 400 Mid-Cap Depository Receipts                         2,700                     195,328
                                                                                 ---------------

Total Common Stock  (Cost $2,655,756)                                               $ 3,028,634
                                                                                 ---------------

Money Market Securities - 8.2%
Star Treasury 4.82% 12/31/98 (Cost $268,767)                                            268,767
                                                                                 ---------------
Bonds .7%
Premiere Technologies Cvt Bond 5.75%, 7/01/04                22,443                      23,325
                                                                                 ---------------

TOTAL INVESTMENTS - 101.6% (Cost $2,946,966)                                          3,320,726
                                                                                 ===============
Other Assets less liabilities -  -1.6%                                                  (52,682)
Total Net Assets - 100.0%                                                           $ 3,268,044
                                                                                 ===============

(a) non-income producing

Florida Street Growth Fund                                       April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $2,946,966)                     $           3,320,726
Dividends receivable                                                                     1,314
Interest receivable                                                                      1,395
                                                                           --------------------
     Total assets                                                                    3,323,435

Liabilities
Payable for investments purchased                   $             51,875
Accrued advisory fee payable                                       3,516
                                                      -------------------
     Total liabilities                                                                  55,391
                                                                           --------------------

Net Assets                                                                           3,268,044
                                                                           ====================

Net Assets consist of:
Paid in capital                                                          $           2,960,486
Accumulated undistributed net investment income                                          3,570
Accumulated undistributed net realized gain (loss) on investments                      (69,772)
Net unrealized appreciation on investments                                             373,760
                                                                           --------------------

Net Assets, for  288,691 shares                                                    $ 3,268,044
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,268,044/288,691)      $                  11.32
                                                                           ====================



Florida Street Growth Fund
Statement of Operations for the six month period ended April 30, 1998
(Unaudited)


Investment Income
Dividend Income                                                                                        $              7,167
Interest Income                                                                                                      10,986
                                                                                                         -------------------
Total Income                                                                                                         18,153


Expenses
Advisory fee                                                                   $                13,242
                                                                                 ----------------------
Total Expenses                                                                                                       13,242
                                                                                                         -------------------

Net Investment Income (Loss)                                                                                          4,911
                                                                                                         -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                              (63,548)
Change in net unrealized appreciation (depreciation) on investment securities                  341,432
                                                                                 ----------------------
Net gain (loss) on investment securities                                                                            277,884
                                                                                                         -------------------
Net increase (decrease) in net assets resulting from operations                                        $            282,795
                                                                                                         ===================






Florida Street Growth Fund

Statement of Changes in Net Assets (Unaudited)                    For the six                For the period
                                                                 months ended                August 6, 1997
                                                                April 30, 1998               to October 31,1997 (a)
Increase in Net Assets
Operations
  Net investment income                                      $             4,911                        5,346
  Net realized gain(loss) on securities transactions                     (63,548)                      (4,612)
  Change in net unrealized appreciation                                  341,432                       32,328
                                                               ------------------           ------------------
  Net Increase in net assets resulting from operations                   282,795                       33,062
                                                               ------------------           ------------------
Distributions to shareholders:
  From net investment income                                              (2,075)                           -
  From net realized gain                                                  (6,224)                           -
                                                               ------------------           ------------------
  Total Distributions                                                     (8,299)                           -
Share Transactions
  Net proceeds from sale of shares                                     1,017,382                    2,127,711
  Shares issued in reinvestment                                            8,299                            -
  Shares redeemed                                                       (149,614)                     (43,292)
                                                               ------------------           ------------------
Net increase in net assets resulting
  from share transactions                                                876,067                    2,084,419
                                                               ------------------           ------------------
  Total increase in net assets                                         1,150,563                    2,117,481

Net Assets
  Begining of period                                                   2,117,481                            -
                                                               ------------------           ------------------
  End of period [including undistributed net investment
    income of $4,911  and $5,346].                           $         3,268,044                    2,117,481
                                                               ==================           ==================

(a) Commencement of Operations

Florida Street Growth Fund

Financial Highlights (Unaudited)
                                                       For the period         For the period
Selected Per Share Data                                 ended               ended
                                                       April 30, 1998        October 31, 1997

Net asset value, beginning of period                         $10.19               $10.00
                                                     ------------        -------------
Income from investment operations
  Net investment income                                        0.00                 0.03
  Net realized and unrealized gain (loss)                      1.17                 0.16
                                                     ------------        -------------
Total from investment operations                               1.17                 0.19
                                                     ------------        -------------
Less Distributions
  From net interest income                                    (0.01)                -
  From net realized gain (loss)                               (0.03)                -
                                                     ------------        -------------
Total Distributions                                           (0.04)                -
                                                     ------------        -------------
Net asset value, end of period                               $11.32               $10.19
                                                     ============        =============

Total Return                                                  23.29%                7.(a)

Ratios and Supplemental Data
Net assets, end of period (000)                           $3,268               $2,117
Ratio of expenses to
  average net assets                                           1.12(a)                1.355(a)
Ratio of net investment income to
  average net assets                                           0.41(a)                1.14%(a)
Portfolio turnover rate                                        9.57%                0.87%
Average commissions paid                                       0.0967               0.0973

(a)   Annualized
(b) Commencement of Operations


                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                 April 30, 1998

NOTE 1.  ORGANIZATION
 The Florida Bond Fund (the "Bond Fund") and the Florida Street Growth Fund (the "Growth Fund") were organized as series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on June 15, 1997, and commenced operations on August 4 and August 6, 1997, respectively. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The investment objective of the Bond Fund is to provide total return to shareholders over the long term. The investment objective of the Florida Street Growth Fund is to provide total return to its shareholders over the long term. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                 April 30, 1998

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Commonwealth Advisors, Inc. (the "Adviser") to manage the Fund's investments. The Adviser is a Louisiana corporation. Walter A. Morales, the adviser's president and chief investment manager is responsible for the day to day management of the bond fund, Richard L. Chauvin, Senior Vice-President and Fund Manager of the adviser is responsible for the day to day management of the Growth Fund.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Funds expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.10% and 1.35% of the average daily net assets of the Bond Fund and the Growth Fund, respectively. It should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1997 through April 30, 1998, the Adviser received fees of $39,227 and $13, 242 from the Bond Fund and the Growth Fund, respectively.





                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                 April 30, 1998


 NOTE 4.  CAPITAL SHARE TRANSACTIONS

Florida Street Bond Fund. As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $14,948,315.

     Transactions in capital stock were as follows:





                           For the six          For the six          For the period       For the period
                          months ended          months ended             ended                 ended
                         April 30, 1998        April 30, 1998       October 31, 1997     October 31, 1997
                                                                          (a)                   (a)
                             Shares               Dollars                Shares               Dollars
     Shares sold             731,204             $7,344,576             744,446             $7,463,588
  Shares issued in
   reinvestment of
      dividends              43,535               435,404                  0                     0
   Shares redeemed          (17,717)             (178,360)              (11,722)             (116,893)
                            --------             ---------              --------             ---------
                               757,022         $7,601,620               732,724             $7,346,695

(a) August 4, 1997 (commencement of operations) to October 31, 1998.


Florida Street Growth Fund. As of April 30, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $2,960,486.
     Transactions in capital stock were as follows:




                           For the six          For the six          For the period       For the period
                          months ended          months ended             ended                 ended
                         April 30, 1998        April 30, 1998       October 31, 1997     October 31, 1997
                                                                          (a)                   (a)
                             Shares               Dollars                Shares               Dollars
     Shares sold                  94,097         $1,017,382             211,885             $2,127,711
  Shares issued in
   reinvestment of
      dividends              23,609                8,299                   0                     0
   Shares redeemed          (36,718)             (149,984)              (4,179)              (43,292)
                            --------             ---------              -------              --------
                                80,988            $876,697              207,703             $7,346,695

                              FLORIDA STREET FUNDS

                          Notes to Financial Statements

                                 April 30, 1998


NOTE 5.  INVESTMENTS

 Florida Street Bond Fund. For the period from November 1, 1997, to April 30, 1998 purchases and sales of investment securities, other than short-term investments, aggregated $749,198 and $347,803, respectively. The gross unrealized appreciation for all securities totaled $330,572 and the gross unrealized depreciation for all securities totaled $235,873 for a net unrealized appreciation of $94,699. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $14,607,661.

Florida Street Growth Fund. For the period from November 1, 1997 through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $1,297,913 and $229,550, respectively. The gross unrealized appreciation for all securities totaled $434,700 and the gross unrealized depreciation for all securities totaled $60,940 for a net unrealized appreciation of $373,760. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $2,946,966.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1997, Charles Schwab & Co. owned in aggregate more than 25% of the Fund.

June 8, 1998



Dear Shareholder:

After only seven weeks of managing the Marathon Value Fund, it seems much too soon to be writing our first shareholder letter; however, this is a great opportunity to welcome you as a fellow shareholder in the fund.

The Fund began on March 9, 1998, with an NAV of $10.00. For the period from March 9, 1998 (commencement of operations), through April 30, 1998, the NAV grew to $10.32. Since inception, the Fund is up 3.2% versus a return of 4.7% for the Russell 2000 and 5.0% for the S&P 600 Smallcap Index. The largest part of the index's performance came during March while the fund was attempting to invest its cash. Conversely, the Fund did very well in April out-performing both the Russell 2000 and the S&P 600 Smallcap Index.

Currently, small and mid-cap stocks are having a very difficult time keeping up with the performance of the larger, more liquid companies. The Dow Jones Industrials and the S&P 500 have been the investment of choice, and the smaller companies have suffered through several years of lagging performance. Contrary investors that we are, we see this as an opportunity, not a problem. The growing valuation differences between the large S&P stocks and the smaller stocks should make the stocks we invest in increasingly attractive.

Although we enjoy seeing our stocks increase in value, sometimes a decline in prices creates opportunities. The recent turmoil in the markets has given us the opportunity to buy additional shares in companies at what we feel will turn out to be bargain prices. After buying shares in St. John Knits, Arctic Cat, and Adflex Solutions at higher prices in April and May, we were able to add to these positions at lower prices as new money entered the fund.

This fund is intended for long-term "investors" and the week-to-week movement of our stocks, although sometimes wonderful and sometimes painful, is not our focus. When we purchase shares of a stock it is usually with the intention of holding the shares for several years as the business grows in value, or as other investors come to recognize the value that already exists. We feel we are investing in companies that will be worth significantly more in the future.

On behalf of all the employees of Burroughs & Hutchinson, I would like to thank you for your investment in our fund. We are excited about the future of this fund and look forward to working with you in the future.

Sincerely,



Mark Matsko, CFA
Portfolio Manager

Marathon Value Fund
Schedule of Investments  - (Unaudited) - April 30, 1998


Common Stocks - 63.2%                                         Shares                       Value
Banks & Bank Holding Cos. - 4.3%
California State Bank                                               1,000                     $ 50,750
First Commerce Bancshares (a)                                       2,000                       57,000
                                                                                     ------------------
                                                                                     ------------------
                                                                                               107,750
                                                                                     ------------------
Business Equipment & Services - 9.6%
Analysts International Corp. (a)                                    1,000                       29,000
(John H.) Harland Co.                                               6,000                      106,875
Olsten Corp.                                                        7,700                      105,394
                                                                                     ------------------
                                                                                     ------------------
                                                                                               241,269
                                                                                     ------------------
Consumer Products (durables) - 4.8%
QEP Co. (a)                                                         5,000                       45,000
Toro Co.                                                            2,000                       75,750
                                                                                     ------------------
                                                                                     ------------------
                                                                                               120,750
                                                                                     ------------------
Consumer Products (non-durables) - 6.5%
Food Lion Inc. - Class B                                           10,000                      101,250
Morton International, Inc.                                          2,000                       64,000
                                                                                     ------------------
                                                                                     ------------------
                                                                                               165,250
                                                                                     ------------------
Computers & Peripherals - 3.8%
Adflex Solutions, Inc. (a)                                          3,200                       69,600
Datum Inc. (a)                                                      1,500                       25,125
                                                                                     ------------------
                                                                                     ------------------
                                                                                                94,725
                                                                                     ------------------
Financial Services - 5.4%
Bear Stearns Companies Inc.                                         1,000                       57,062
United Asset Management Corp.                                       3,000                       79,500
                                                                                     ------------------
                                                                                     ------------------
                                                                                               136,562
                                                                                     ------------------
Healthcare Products - 9.4%
Ballard Medical Products                                            2,000                       50,250
Corvel Corp. (a)                                                    1,500                       53,437
EMPI, Inc. (a)                                                      4,000                       80,000
Vencor Inc. (a)                                                     2,000                       54,250
                                                                                     ------------------
                                                                                     ------------------
                                                                                               237,937
                                                                                     ------------------
Manufacturing - Electrical - 4.5%
Woodhead Industries, Inc.                                           6,000                      112,500
                                                                                     ------------------

Measuring Equipment - 2.8%
Lecroy Corp. (a)                                                    1,500                       34,875
Thermospectra Corp. (a)                                             4,000                       36,250
                                                                                     ------------------
                                                                                     ------------------
                                                                                                71,125
                                                                                     ------------------



Marathon Value Fund
Schedule of Investments  - (Unaudited) - April 30, 1998

Common Stocks - continued                                     Shares                       Value
Oil & Gas Services - 1.2%
Maverick Tube Corp. (a)                                             1,000                     $ 17,438
Patterson Energy Inc. (a)                                           1,000                       14,000
                                                                                     ------------------
                                                                                     ------------------
                                                                                                31,438
                                                                                     ------------------
Recreational Vehicles - 4.0%
Artic Cat. Inc. (a)                                                10,100                      101,000
                                                                                     ------------------

Restaurants - 1.3%
Schlotzsky's Inc. (a)                                               2,000                       32,000
                                                                                     ------------------

Transportation - 5.6%
Arnold Industries Inc.                                              6,100                       97,600
Trico Marine Services, Inc. (a)                                     2,000                       45,250
                                                                                     ------------------
                                                                                     ------------------
                                                                                               142,850
                                                                                     ------------------
                                                                                     ==================
TOTAL COMMON STOCKS (Cost $1,542,859)                                                      $ 1,595,156
                                                                                     ==================

Money Market Securities - 39.6%                                Principal Amount
Star Treasury 4.83%, 12/31/98 (Cost: $999,375)                  $ 999,375                    $ 999,375
                                                                                     ------------------
                                                                                     ------------------
TOTAL INVESTMENTS - % (Cost $2,542,234)                                                    $ 2,594,531
                                                                                     ------------------
                                                                                     ------------------
     Liabilities less other assets - (2.8%)                                                    (71,232)
                                                                                     ------------------
                                                                                     =================
TOTAL NET ASSETS - 100.0%                                                                  $ 2,523,299
                                                                                     ==================

(a) non-income producing security

Marathon Value Fund                                               April 30, 1998
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (cost $2,542,234)                     $           2,594,531
Receivable for invesments sold                                                          83,725
Dividends receivable                                                                       620
Interest receivable                                                                      3,922
                                                                           --------------------
     Total assets                                                                    2,682,798

Liabilities
Payable for investments purchased                   $            157,296
Accrued investment advisory fee payable                            2,203
                                                      -------------------

     Total liabilities                                                                 159,499
                                                                           --------------------

Net Assets                                                                         $ 2,523,299
                                                                           ====================

Net Assets consist of:
Paid in capital                                                          $           2,459,118
Accumulated undistributed net investment income                                          4,009
Accumulated undistributed net realized gain                                              7,875
Net unrealized appreciation on investments                                              52,297
                                                                           --------------------

Net Assets, for 244,517 shares                                                     $ 2,523,299
                                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,523,299/244,517)      $                  10.32
                                                                           ====================



Marathon Value Fund
Statement  of  Operations  for  the  period  March  12,  1998  (Commencement  of
  Operations) to April 30, 1998 (Unaudited)

Investment Income
Dividend Income                                                                                     $                 740
Interest Income                                                                                                     6,240
                                                                                                       -------------------
Total Income                                                                                                        6,980


Expenses
Investment advisory fee                                                        $              2,971
                                                                                 -------------------
Total Operating Expenses                                                                                            2,971
                                                                                                       -------------------
Net Investment Income (Loss)                                                                                        4,009
                                                                                                       -------------------

Realized & Unrealized Gain
Net realized gain on investment securities                                                    7,875
Change in net unrealized appreciation on investment securities                               52,297
                                                                                 -------------------
                                                                                                       -------------------
Net gain (loss) on investment securities                                                                           60,172
                                                                                                       -------------------
Net increase in net assets resulting from operations                                                $              64,181
                                                                                                       ===================

Marathon Value Fund
Statement of Changes in Net Assets (Unaudited) for the period March 12, 1998 (commencement of operations) to April 30, 1998

Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                           $ 4,009
  Net realized gain                                                                        7,875
  Change in net unrealized appreciation                                                   52,297
                                                                                  ---------------
  Net Increase in net assets resulting from operations                                    64,181
                                                                                  ---------------
Distributions to shareholders:
  From net investment income                                                                   -
                                                                                  ---------------
Share Transactions
  Net proceeds from sale of shares                                                     2,459,118
  Shares issued in reinvestment                                                                -
  Shares redeemed                                                                              -
                                                                                  ---------------
  Net increase in net assets resulting from share transactions                         2,459,118
                                                                                  ---------------
  Total increase in net assets                                                         2,523,299

Net Assets
  Beginning of period                                                                          -
                                                                                  ---------------
  End of period [including undistributed net investment income of $4,009]            $ 2,523,299
                                                                                  ===============

Marathon Value Fund
Financial Highlights  (Unaudited)
  for the period March 12, 1998 (Commencement of Operations) to April 30, 1998 Selected Per Share Data

Net asset value,
  beginning of period                                        $10.00
                                                     ------------
Income from investment
  Operations
  Net investment income                                        0.03
  Net realized and
  unrealized gain (loss)                                       0.29
                                                     ------------
Total from investment operations                               0.32
                                                     ------------
Less Distributions
  From net interest income                                     -
  From net realized gain                                       -
                                                     ------------
Net asset value,
  end of period                                              $10.32
                                                     ============

Total Return                                                  23.36(a)

Ratios and Supplemental Data
Net assets, end of period (000)                           $2,523
Ratio of expenses to
  average net assets                                           1.44(a)
Ratio of net investment income to
  average net assets                                           1.94(a)
Portfolio turnover rate                                       41.76(a)
Average commissions paid                                       0.0631


(a)   Annualized

                               MARATHON VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998
                                   (Unaudited)

NOTE 1.  ORGANIZATION

The Marathon Value Fund. (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on March 9, 1998 and commenced operations on March 12, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long term capital appreciation to its shareholders. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                               MARATHON VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998
                                   (Unaudited)

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Burroughs & Hutchinson, Inc. (the "Adviser") to manage the Fund's investments. Mark Matsko, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.48% of the average daily net assets of the Fund. For the period from March 12, 1998 through April 30, 1998, the Adviser has received a fee of $2,971 from the Fund.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended April 30, 1998, the Administrator received fees of $2,500 from the Adviser for administrative services provided to the fund.

The fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of fund shares, there were not any payments made to the Distributor for the six month period ended April, 30, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                               MARATHON VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998
                                   (Unaudited)

NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of April 30, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at April 30, 1998 was $2,459,118.

     Transactions in capital stock were as follows:

For the
period from March 12, 1998
(Commencement of Operations) through April
30, 1998


Shares                         Amount

---------                        ----------

Shares sold                   244,517                    $2,459,118

Shares issued in reinvestment
  of  dividends                    -                            -

Shares redeemed                    -                            -

                              -----------                    --------------
Net increase                     244,517                     $2,459,118

                                  ======                     ========

NOTE 5. INVESTMENTS

For the period from March 12, 1998 (commencement of operations) through April 30, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $1,618,709 and $93,938, respectively. The gross unrealized appreciation for all securities totaled $75,762 and the gross unrealized depreciation for all securities totaled $23,462 for a net unrealized appreciation of $52,300. The aggregate cost of securities for federal income tax purposes at April 30, 1998 was $2,542,234.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



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